AMERITAS VARIABLE SEPARATE ACCOUNT VL

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020
AND FOR EACH OF THE PERIODS IN THE TWO YEARS THEN ENDED
AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyowners of Ameritas Variable Separate Account VL

and the Board of Directors of Ameritas Life Insurance Corp.

Lincoln, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 1 which comprise Ameritas Variable Separate Account VL (the “Account”) as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the subaccounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

March 12, 2021

We have served as the Account’s auditor since 1999.

AMERITAS VARIABLE SEPARATE ACCOUNT VL
STATEMENTS OF NET ASSETS
DECEMBER 31, 2020

ASSETS
INVESTMENTS AT FAIR VALUE:

Calvert Variable Series, Inc. (Calvert):
Calvert VP SRI Balanced Portfolio, Class I (Balanced) -
147,629.364 shares at $2.52 per share (cost $297,644)	$372,026
Calvert VP SRI Mid Cap Portfolio (Mid Cap) -
23,755.523 shares at $34.10 per share (cost $732,389)	810,063
The Alger Portfolios (Alger):
Alger Large Cap Growth Portfolio, Class I-2 (Growth) -
81,744.240 shares at $93.41 per share (cost $4,243,297)	7,635,729
Alger Mid Cap Growth Portfolio, Class I-2 (MidCap) -
119,392.410 shares at $33.24 per share (cost $2,302,673)	3,968,604
Alger Small Cap Growth Portfolio, Class I-2 (Small Cap) -
58,706.748 shares at $44.78 per share (cost $1,411,770)	2,628,888
DWS Investments VIT Funds (Scudder):
DWS Equity 500 Index VIP Portfolio, Class A (Equity 500) -
480,985.711 shares at $24.97 per share (cost $7,444,841)	12,010,213
DWS Small Cap Index VIP Portfolio, Class A (Small Cap) -
137,655.143 shares at $17.39 per share (cost $1,858,306)	2,393,823
BNY Mellon Stock Index Fund, Inc. (Dreyfus):
BNY Mellon Stock Index Fund, Inc. Portfolio, Initial Shares (Stock) -
4,014.602 shares at $64.27 per share (cost $129,947)	258,018
Fidelity Variable Insurance Products (Fidelity):
Fidelity(R) VIP Equity-Income Portfolio(SM), Service Class 2 (Equity-Income SC2) -
134,899.402 shares at $23.18 per share (cost $2,767,500)	3,126,968
Fidelity(R) VIP High Income Portfolio, Service Class 2 (High Income SC2) -
51,145.720 shares at $5.09 per share (cost $274,935)	260,332
Fidelity(R) VIP Contrafund(SM) Portfolio, Service Class 2 (Contrafund SC2) -
79,241.569 shares at $46.73 per share (cost $2,370,253)	3,702,959
Fidelity(R) VIP Government Money Market Portfolio, Initial Class (Money Market) -
4,049,299.940 shares at $1.00 per share (cost $4,049,300)	4,049,300
Franklin Templeton Variable Insurance Products Trust (Franklin Templeton):
Templeton Foreign VIP Fund Portfolio, Class 2 (Foreign Securities) -
181,228.027 shares at $13.28 per share (cost $2,337,403)	2,406,708
Neuberger Berman Advisers Management Trust (Neuberger Berman):
Neuberger Berman AMT Short Duration Bond Portfolio,
Class I (Limited Maturity Bond) -
365,374.749 shares at $10.68 per share (cost $4,085,311)	3,902,202
Neuberger Berman AMT Mid Cap Growth Portfolio, Class I (Mid-Cap) -
97,234.581 shares at $39.80 per share (cost $2,417,195)	3,869,936

The accompanying notes are an integral part of these financial statements.

FS-3

AMERITAS VARIABLE SEPARATE ACCOUNT VL
STATEMENTS OF NET ASSETS
DECEMBER 31, 2020

ASSETS, continued
INVESTMENTS AT FAIR VALUE:

Neuberger Berman Advisers Management Trust (Neuberger Berman), continued:
Neuberger Berman AMT Sustainable Equity Portfolio, Class I (Equity) -
118,484.633 shares at $30.69 per share (cost $3,085,234)	$3,636,293
VanEck VIP Trust (Van Eck):
VanEck VIP Global Hard Assets Fund Portfolio, Initial Class (Hard Assets) -
93,471.937 shares at $22.48 per share (cost $1,938,858)	2,101,249
AIM Variable Insurance Funds (AIM):
Invesco Oppenheimer V.I. Capital Appreciation Fund Portfolio,
Series I (Capital Appreciation) -
37,201.228 shares at $70.34 per share (cost $1,764,335)	2,616,734
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund Portfolio,
Series I (Aggressive Growth) -
31,192.149 shares at $106.93 per share (cost $1,911,547)	3,335,376
Invesco Oppenheimer V.I. Main Street(R) Fund Portfolio,
Series I (Growth & Income) -
116,104.316 shares at $29.91 per share (cost $2,779,538)	3,472,680
Invesco Oppenheimer V.I. Global Strategic Income Fund Portfolio,
Series I (Strategic Bond) -
307,125.960 shares at $4.84 per share (cost $1,538,434)	1,486,490
Calvert Variable Products, Inc. (Summit):
Calvert VP EAFE International Index Portfolio, Class I (EAFE Intl.) -
30,256.069 shares at $93.77 per share (cost $2,388,748)	2,837,112

NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS	$70,881,703

The accompanying notes are an integral part of these financial statements.

FS-4

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FS-5

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	Calvert

	Balanced

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$5,084
Mortality and expense risk charge	(1,447)
Net investment income(loss)	3,637

Realized gain(loss) on investments:
Net realized gain distributions	10,491
Net realized gain(loss) on sale of fund shares	5,150
Net realized gain(loss)	15,641

Change in unrealized appreciation/depreciation	28,477

Net increase(decrease) in net assets resulting
from operations	$47,755

	Balanced

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$3,637	$3,872
Net realized gain(loss)	15,641	14,653
Net change in unrealized appreciation/depreciation	28,477	50,333
Net increase(decrease) in net assets resulting
from operations	47,755	68,858

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	12,125	11,093
Subaccounts transfers (including fixed account), net	(19,758)	11,698
Transfers for policyowner benefits and terminations	(2,326)	(1,134)
Policyowner maintenance charges	(17,254)	(16,726)
Net increase(decrease) from policyowner transactions	(27,213)	4,931

Total increase(decrease) in net assets	20,542	73,789
Net assets at beginning of period	351,484	277,695
Net assets at end of period	$372,026	$351,484

The accompanying notes are an integral part of these financial statements.

FS-6

Calvert		Alger

Mid Cap		Growth		MidCap

2020		2020		2020

$3,203		$10,954		$-
(2,857)		(25,172)		(12,461)
346		(14,218)		(12,461)

53,706		979,335		432,249
(1,144)		610,385		180,342
52,562		1,589,720		612,591

32,957		1,718,495		1,019,165

$85,865		$3,293,997		$1,619,295

Mid Cap		Growth		MidCap

2020	2019	2020	2019	2020	2019

$346	$334	$(14,218)	$(21,561)	$(12,461)	$(11,045)
52,562	61,166	1,589,720	306,964	612,591	434,251
32,957	121,780	1,718,495	987,861	1,019,165	270,306

85,865	183,280	3,293,997	1,273,264	1,619,295	693,512

33,230	35,343	225,874	246,284	138,029	133,848
5,208	(1,428)	(847,445)	(578)	(217,273)	(71,955)
(28,917)	(10,991)	(353,057)	(477,405)	(163,300)	(217,140)
(43,952)	(48,625)	(296,115)	(296,715)	(155,708)	(160,437)
(34,431)	(25,701)	(1,270,743)	(528,414)	(398,252)	(315,684)

51,434	157,579	2,023,254	744,850	1,221,043	377,828
758,629	601,050	5,612,475	4,867,625	2,747,561	2,369,733
$810,063	$758,629	$7,635,729	$5,612,475	$3,968,604	$2,747,561

FS-7

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	Alger

	Small Cap

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$22,020
Mortality and expense risk charge	(8,405)
Net investment income(loss)	13,615

Realized gain(loss) on investments:
Net realized gain distributions	147,731
Net realized gain(loss) on sale of fund shares	113,832
Net realized gain(loss)	261,563

Change in unrealized appreciation/depreciation	806,454

Net increase(decrease) in net assets resulting
from operations	$1,081,632

	Small Cap

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$13,615	$(7,632)
Net realized gain(loss)	261,563	175,290
Net change in unrealized appreciation/depreciation	806,454	306,252
Net increase(decrease) in net assets resulting
from operations	1,081,632	473,910

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	63,627	68,136
Subaccounts transfers (including fixed account), net	(269,404)	(29,969)
Transfers for policyowner benefits and terminations	(46,076)	(211,385)
Policyowner maintenance charges	(86,348)	(87,541)
Net increase(decrease) from policyowner transactions	(338,201)	(260,759)

Total increase(decrease) in net assets	743,431	213,151
Net assets at beginning of period	1,885,457	1,672,306
Net assets at end of period	$2,628,888	$1,885,457

The accompanying notes are an integral part of these financial statements.

FS-8

Scudder				Dreyfus

Equity 500		Small Cap		Stock

2020		2020		2020

$176,018		$22,577		$3,782
(41,954)		(8,010)		(958)
134,064		14,567		2,824

617,549		208,925		15,675
243,655		10,002		17,180
861,204		218,927		32,855

840,818		167,649		3,127

$1,836,086		$401,143		$38,806

Equity 500		Small Cap		Stock

2020	2019	2020	2019	2020	2019

$134,064	$155,682	$14,567	$12,957	$2,824	$3,127
861,204	800,818	218,927	191,991	32,855	16,147
840,818	1,666,816	167,649	236,217	3,127	42,743

1,836,086	2,623,316	401,143	441,165	38,806	62,017

428,584	429,522	80,748	84,926	-	-
13,468	(35,368)	(90,987)	43,661	(24,881)	(210)
(378,334)	(714,959)	(81,954)	(50,427)	(8,457)	(958)
(494,855)	(525,043)	(109,191)	(115,599)	(6,256)	(7,995)
(431,137)	(845,848)	(201,384)	(37,439)	(39,594)	(9,163)

1,404,949	1,777,468	199,759	403,726	(788)	52,854
10,605,264	8,827,796	2,194,064	1,790,338	258,806	205,952
$12,010,213	$10,605,264	$2,393,823	$2,194,064	$258,018	$258,806

FS-9

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	Fidelity
	Equity-Income
	SC2

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$44,652
Mortality and expense risk charge	(10,583)
Net investment income(loss)	34,069

Realized gain(loss) on investments:
Net realized gain distributions	118,364
Net realized gain(loss) on sale of fund shares	(480)
Net realized gain(loss)	117,884

Change in unrealized appreciation/depreciation	44,873

Net increase(decrease) in net assets resulting
from operations	$196,826

	Equity-Income SC2

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$34,069	$36,957
Net realized gain(loss)	117,884	181,549
Net change in unrealized appreciation/depreciation	44,873	391,782
Net increase(decrease) in net assets resulting
from operations	196,826	610,288

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	120,745	129,133
Subaccounts transfers (including fixed account), net	260,126	(61,860)
Transfers for policyowner benefits and terminations	(94,052)	(120,657)
Policyowner maintenance charges	(139,841)	(146,704)
Net increase(decrease) from policyowner transactions	146,978	(200,088)

Total increase(decrease) in net assets	343,804	410,200
Net assets at beginning of period	2,783,164	2,372,964
Net assets at end of period	$3,126,968	$2,783,164

The accompanying notes are an integral part of these financial statements.

FS-10

Fidelity
High Income		Contrafund
SC2		SC2		Money Market

2020		2020		2020

$13,706		$2,592		$11,278
(1,204)		(13,308)		(14,820)
12,502		(10,716)		(3,542)

-		17,551		-
(30,583)		160,304		-
(30,583)		177,855		-

2,678		737,565		-

$(15,403)		$904,704		$(3,542)

High Income SC2		Contrafund SC2		Money Market

2020	2019	2020	2019	2020	2019

$12,502	$20,232	$(10,716)	$(5,468)	$(3,542)	$60,040
(30,583)	(1,477)	177,855	377,609	-	-
2,678	36,948	737,565	403,457	-	-

(15,403)	55,703	904,704	775,598	(3,542)	60,040

13,645	13,414	104,534	105,633	226,850	235,324
(160,434)	(5,666)	(205,342)	(115,265)	1,128,316	152,232
(5,684)	(1,444)	(95,717)	(132,004)	(694,787)	(253,487)
(13,561)	(15,502)	(133,197)	(129,567)	(256,563)	(276,751)
(166,034)	(9,198)	(329,722)	(271,203)	403,816	(142,682)

(181,437)	46,505	574,982	504,395	400,274	(82,642)
441,769	395,264	3,127,977	2,623,582	3,649,026	3,731,668
$260,332	$441,769	$3,702,959	$3,127,977	$4,049,300	$3,649,026

FS-11

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	Franklin Templeton
	Foreign
	Securities

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$66,603
Mortality and expense risk charge	(7,926)
Net investment income(loss)	58,677

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(29,003)
Net realized gain(loss)	(29,003)

Change in unrealized appreciation/depreciation	(18,396)

Net increase(decrease) in net assets resulting
from operations	$11,278

	Foreign Securities

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$58,677	$27,827
Net realized gain(loss)	(29,003)	16,288
Net change in unrealized appreciation/depreciation	(18,396)	195,441
Net increase(decrease) in net assets resulting
from operations	11,278	239,556

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	103,542	121,343
Subaccounts transfers (including fixed account), net	277,728	2,598
Transfers for policyowner benefits and terminations	(43,513)	(137,827)
Policyowner maintenance charges	(101,136)	(111,299)
Net increase(decrease) from policyowner transactions	236,621	(125,185)

Total increase(decrease) in net assets	247,899	114,371
Net assets at beginning of period	2,158,809	2,044,438
Net assets at end of period	$2,406,708	$2,158,809

The accompanying notes are an integral part of these financial statements.

FS-12

Neuberger Berman
Limited
Maturity Bond		Mid-Cap		Equity

2020		2020		2020

$87,086		$-		$19,181
(13,271)		(13,506)		(12,611)
73,815		(13,506)		6,570

-		162,156		131,756
(44,219)		149,011		9,862
(44,219)		311,167		141,618

74,012		824,650		450,260

$103,608		$1,122,311		$598,448

Limited Maturity Bond		Mid-Cap		Equity

2020	2019	2020	2019	2020	2019

$73,815	$48,327	$(13,506)	$(13,176)	$6,570	$4,298
(44,219)	(33,223)	311,167	293,225	141,618	166,533
74,012	85,502	824,650	608,356	450,260	100,800

103,608	100,606	1,122,311	888,405	598,448	271,631

158,854	180,640	130,719	145,928	134,932	98,497
1,029,439	166,223	(550,883)	(166,083)	(75,628)	3,085,273
(232,244)	(276,583)	(91,114)	(104,657)	(99,695)	(105,134)
(218,923)	(227,910)	(162,246)	(171,833)	(161,370)	(110,661)
737,126	(157,630)	(673,524)	(296,645)	(201,761)	2,967,975

840,734	(57,024)	448,787	591,760	396,687	3,239,606
3,061,468	3,118,492	3,421,149	2,829,389	3,239,606	-
$3,902,202	$3,061,468	$3,869,936	$3,421,149	$3,636,293	$3,239,606

FS-13

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	Van Eck

	Hard Assets

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$15,723
Mortality and expense risk charge	(6,433)
Net investment income(loss)	9,290

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(55,067)
Net realized gain(loss)	(55,067)

Change in unrealized appreciation/depreciation	487,534

Net increase(decrease) in net assets resulting
from operations	$441,757

	Hard Assets

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$9,290	$(6,119)
Net realized gain(loss)	(55,067)	(48,588)
Net change in unrealized appreciation/depreciation	487,534	217,683
Net increase(decrease) in net assets resulting
from operations	441,757	162,976

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	86,466	91,642
Subaccounts transfers (including fixed account), net	115,313	137,371
Transfers for policyowner benefits and terminations	(56,760)	(82,616)
Policyowner maintenance charges	(94,806)	(99,622)
Net increase(decrease) from policyowner transactions	50,213	46,775

Total increase(decrease) in net assets	491,970	209,751
Net assets at beginning of period	1,609,279	1,399,528
Net assets at end of period	$2,101,249	$1,609,279

The accompanying notes are an integral part of these financial statements.

FS-14

AIM
Capital		Aggressive		Growth &
Appreciation		Growth		Income

2020		2020		2020

$-		$1,131		$45,713
(8,717)		(11,218)		(12,192)
(8,717)		(10,087)		33,521

331,924		235,768		301,045
86,468		146,044		43,750
418,392		381,812		344,795

298,365		611,649		33,169

$708,040		$983,374		$411,485

Capital Appreciation		Aggressive Growth		Growth & Income

2020	2019	2020	2019	2020	2019

$(8,717)	$(6,381)	$(10,087)	$(10,384)	$33,521	$20,350
418,392	232,452	381,812	456,320	344,795	588,863
298,365	338,863	611,649	380,712	33,169	214,644

708,040	564,934	983,374	826,648	411,485	823,857

75,622	76,883	101,721	107,673	172,298	149,801
(115,137)	(287)	(189,725)	(14,196)	67,857	(182,716)
(37,604)	(125,634)	(169,308)	(234,432)	(136,473)	(217,702)
(96,439)	(96,755)	(133,384)	(138,642)	(170,881)	(187,913)
(173,558)	(145,793)	(390,696)	(279,597)	(67,199)	(438,530)

534,482	419,141	592,678	547,051	344,286	385,327
2,082,252	1,663,111	2,742,698	2,195,647	3,128,394	2,743,067
$2,616,734	$2,082,252	$3,335,376	$2,742,698	$3,472,680	$3,128,394

FS-15

AMERITAS VARIABLE SEPARATE ACCOUNT VL

FOR THE PERIODS ENDED DECEMBER 31

	AIM
	Strategic
	Bond

	2020
STATEMENTS OF OPERATIONS
Investment income:
Dividend distributions received	$80,112
Mortality and expense risk charge	(5,273)
Net investment income(loss)	74,839

Realized gain(loss) on investments:
Net realized gain distributions	-
Net realized gain(loss) on sale of fund shares	(13,934)
Net realized gain(loss)	(13,934)

Change in unrealized appreciation/depreciation	(20,592)

Net increase(decrease) in net assets resulting
from operations	$40,313

	Strategic Bond

STATEMENTS OF CHANGES IN NET ASSETS	2020	2019
Increase(decrease) in net assets from operations:
Net investment income(loss)	$74,839	$46,812
Net realized gain(loss)	(13,934)	(10,724)
Net change in unrealized appreciation/depreciation	(20,592)	97,356
Net increase(decrease) in net assets resulting
from operations	40,313	133,444

Net increase(decrease) from policyowner transactions:
Payments received from policyowners	91,023	94,480
Subaccounts transfers (including fixed account), net	187,296	3,668
Transfers for policyowner benefits and terminations	(95,166)	(87,891)
Policyowner maintenance charges	(103,470)	(110,338)
Net increase(decrease) from policyowner transactions	79,683	(100,081)

Total increase(decrease) in net assets	119,996	33,363
Net assets at beginning of period	1,366,494	1,333,131
Net assets at end of period	$1,486,490	$1,366,494

The accompanying notes are an integral part of these financial statements.

FS-16

Summit

EAFE Intl.

2020

$82,802
(9,731)
73,071

-
112
112

126,266

$199,449

EAFE Intl.

2020	2019

$73,071	$53,276
112	15,283
126,266	377,283

199,449	445,842

107,928	117,030
143,752	(68,007)
(50,806)	(27,703)
(111,625)	(117,907)
89,249	(96,587)

288,698	349,255
2,548,414	2,199,159
$2,837,112	$2,548,414

FS-17

AMERITAS VARIABLE SEPARATE ACCOUNT VL NOTES TO FINANCIAL STATEMENTS FOR THE PERIODS ENDED DECEMBER 31, 2020 AND 2019

1. ORGANIZATION

Ameritas Variable Separate Account VL (the "Account") began operations during 2002. It operates as a separate investment account within Ameritas Life Insurance Corp. (the “Company”), a Nebraska domiciled company. The separate account was formerly Acacia National Variable Life Insurance Separate Account I which began operations on December 1, 1995. The assets of the Account are held by the Company and are segregated from all of the Company’s other assets and are used only to support the variable life products issued by the Company.

Management believes these financial statements should be read in conjunction with the policyowner statements and policy and fund prospectuses.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is made up of variable investment options called subaccounts for which accumulation units are separately maintained. Each subaccount corresponds to a single underlying non-publicly traded portfolio issued through a fund series. At December 31, 2020, there are twenty-two subaccounts within the Account listed as follows:

Calvert Research and Management	Fidelity Management & Research
(Advisor)	Company LLC (formerly Fidelity
Calvert (Fund Series short cite)	Management & Research Company)
*Balanced (Subaccount short cite)	Fidelity
*Mid Cap	*Equity-Income SC2
*High Income SC2
Fred Alger Management, LLC	*Contrafund SC2
(formerly Fred Alger Management, Inc.)	*Money Market
Alger
*Growth	Templeton Investment Counsel, LLC
*MidCap	Franklin Templeton
*Small Cap	*Foreign Securities

DWS Investment Management	Neuberger Berman Investment Advisers LLC
Americas, Inc.	Neuberger Berman
Scudder	*Limited Maturity Bond
*Equity 500	*Mid-Cap
*Small Cap	*Equity
(Commenced April 29, 2019)
BNY Mellon Investment Adviser, Inc.
Dreyfus	Van Eck Associates Corporation
*Stock	Van Eck
*Hard Assets

FS-18

1. ORGANIZATION, continued

Invesco Advisers, Inc.
AIM
*Capital Appreciation
*Aggressive Growth
*Growth & Income
*Strategic Bond

Calvert Research and Management
Summit
*EAFE Intl.

Note: The above chart references the fund series and subaccount short cites from the Statements of Net Assets.

FS-19

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable life separate accounts registered as unit investment trusts.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

The assets of the subaccounts are carried at the net asset value of the underlying portfolios, adjusted for the accrual of dividends. The value of the policyowners’ units corresponds to the investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date. Realized gains and losses on the sales of investments represent the difference between the proceeds from sales of investments by the subaccounts and the cost of such shares, which is determined on a weighted average cost basis.

FAIR VALUE MEASUREMENTS

The accounting guidance on fair value measurements establishes a framework for measuring fair value and expands disclosures about fair value measurements. It also defines fair value as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. The fair value measurement guidance applies to all assets and liabilities that are measured and reported on a fair value basis and enables the reader of the financial statements to assess the inputs used to develop those measurements by establishing a hierarchy for ranking the quality and reliability of the information used to determine fair values. Each asset and liability carried at fair value is classified into one of the following categories:

•	Level 1 – Quoted market prices in active markets for identical assets or liabilities.
•	Level 2 – Observable market based inputs or unobservable inputs that are corroborated by market data.
•	Level 3 – Unobservable inputs that are not corroborated by market data.

Each subaccount invests in shares of open-ended mutual funds, which calculate a daily net asset value based on the value of the underlying securities in its portfolios. As a result, and as required by law, pricing information is provided on an ongoing basis. Shares of open end mutual funds are purchased and redeemed at their quoted daily net asset values as reported by the fund companies at the close of each business day. On that basis, the fair value measurements of all shares held by the Account are reported as Level 1 assets.

FEDERAL AND STATE INCOME TAXES

The operations of the Account form a part of and are taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, separate account investment income and capital gains are not taxed to the extent they are applied to increase reserves under a contract issued in connection with the Account. Investment income and realized capital gains and losses on assets of the Account are automatically applied to increase or decrease reserves under the contract. Accordingly, no provision for federal income taxes or unrecognized tax benefits are reflected in these financial statements.

FS-20

3. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments in the subaccounts for the period ended

December 31, 2020 were as follows:

	Purchases	Sales
Calvert:
Balanced	$25,777	$38,863
Mid Cap	94,079	74,457

Alger:
Growth	1,194,938	1,500,565
MidCap	572,577	551,042
Small Cap	206,133	382,988

Scudder:
Equity 500	1,130,195	809,719
Small Cap	408,135	386,028

Dreyfus:
Stock	19,446	40,541

Fidelity:
Equity-Income SC2	432,951	133,540
High Income SC2	33,503	187,034
Contrafund SC2	275,544	598,430
Money Market	1,480,032	1,079,759

Franklin Templeton:
Foreign Securities	446,915	151,616

Neuberger Berman:
Limited Maturity Bond	1,266,816	455,876
Mid-Cap	195,112	719,986
Equity	290,251	353,685

Van Eck:
Hard Assets	356,568	297,064

AIM:
Capital Appreciation	445,938	296,289
Aggressive Growth	305,643	470,658
Growth & Income	510,825	243,458
Strategic Bond	300,300	145,778

Summit:
EAFE Intl.	359,954	197,633

FS-21

4. FINANCIAL HIGHLIGHTS

The unit value, units, net assets, investment income ratio (“Inv. Income Ratio”), expense ratio and total return (certain of which are defined below) are included in the following table (amounts have been rounded). Total returns, unit values and expense ratios in this table may not be applicable to all policies.

Inv. Income Ratio – The Inv. Income Ratio represents the dividend distributions received divided by average daily net assets. This ratio excludes the mortality and expense risk charge and is affected by the timing of the declaration of dividends by the underlying fund portfolio.

Expense Ratio – The Expense Ratio represents the annualized contract expenses of the subaccounts for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges. During the year ended December 31, 2020, these fees range from .40 percent to .85 percent (annualized) of net assets. Expenses of the underlying fund portfolios and charges made directly to policyowner accounts through the redemption of units are excluded. For this separate account, charges made through the redemption of units ranged up to $27 per policy monthly, depending on the product and options selected. On all life insurance policies, cost of insurance is charged to each policyowner monthly through the redemption of units. The cost of insurance is determined based upon several variables, including policyowners death benefit amount and account value.

Total Return – The Total Return represents the change in the unit value reported year-to-date; however, subaccounts which commenced during a year, as shown in Note 1, are based on shorter return periods. These percentages do not include any expenses assessed through the redemption of units. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

FS-22

4. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Calvert:
Balanced
2020	3.58	4.07	97,684	372,026	1.49	0.40	0.45	14.74	14.80
2019	3.12	3.54	105,727	351,484	1.58	0.40	0.45	23.85	23.91
2018	2.52	2.86	103,920	277,695	1.61	0.40	0.45	(3.11)	(3.06)
2017	2.95	31.07	129,174	359,929	2.09	0.40	0.85	5.28	11.55
2016	2.64	3.44	98,735	249,818	1.79	0.40	0.90	6.06	7.42

Mid Cap
2020	64.66	86.67	9,487	810,063	0.45	0.40	0.45	11.75	11.80
2019	57.86	77.52	9,926	758,629	0.45	0.40	0.45	30.77	30.84
2018	44.25	59.25	10,292	601,050	0.53	0.40	0.45	(4.86)	(4.81)
2017	37.37	62.24	10,635	660,187	0.68	0.40	0.85	5.65	11.21
2016	33.75	55.97	12,266	660,824	-	0.40	0.85	6.33	6.81

Alger:
Growth
2020	190.81	194.12	39,356	7,635,729	0.17	0.40	0.45	66.28	66.36
2019	114.75	116.68	48,126	5,612,475	-	0.40	0.45	26.86	26.92
2018	90.45	91.93	52,978	4,867,625	-	0.40	0.45	1.75	1.80
2017	90.31	106.28	58,960	5,321,627	-	0.40	0.90	17.27	27.95
2016	70.58	83.47	70,839	4,731,361	-	0.40	0.90	(1.71)	(1.22)

MidCap
2020	49.04	49.29	80,922	3,968,604	-	0.40	0.45	63.89	63.97
2019	29.90	30.07	91,860	2,747,561	-	0.40	0.45	29.67	29.74
2018	23.05	23.19	102,783	2,369,733	-	0.40	0.45	(7.86)	(7.82)
2017	25.00	79.66	120,406	3,011,600	-	0.40	0.90	15.26	29.28
2016	19.34	61.92	126,233	2,547,588	-	0.40	0.90	0.07	0.57

Small Cap
2020	92.32	131.09	20,291	2,628,888	1.05	0.40	0.45	66.40	66.48
2019	55.48	78.74	24,213	1,885,457	-	0.40	0.45	28.76	28.82
2018	43.09	61.12	27,706	1,672,306	-	0.40	0.45	0.98	1.03
2017	60.50	91.47	30,779	1,838,612	-	0.40	0.90	13.28	28.22
2016	47.18	71.69	35,607	1,637,573	-	0.40	0.90	5.29	5.82

Scudder:
Equity 500
2020	40.17	45.18	267,419	12,010,213	1.69	0.40	0.45	17.57	17.62
2019	34.17	38.41	277,696	10,605,264	1.97	0.40	0.45	30.60	30.66
2018	26.16	29.39	302,239	8,827,796	1.68	0.40	0.45	(5.08)	(5.03)
2017	30.95	31.87	332,815	10,237,529	1.74	0.40	0.90	8.21	21.05
2016	25.57	26.46	368,144	9,384,222	2.05	0.40	0.90	10.62	11.17

FS-23

4. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Scudder, continued:
Small Cap
2020	29.48	33.71	71,779	2,393,823	1.14	0.40	0.45	18.89	18.95
2019	24.80	28.33	78,201	2,194,064	1.04	0.40	0.45	24.66	24.72
2018	19.89	22.72	79,582	1,790,338	0.96	0.40	0.45	(11.63)	(11.59)
2017	25.69	35.91	87,956	2,238,827	0.95	0.40	0.90	(0.02)	13.87
2016	22.56	31.69	96,144	2,193,730	1.10	0.40	0.90	19.95	20.55

Dreyfus:
Stock
2020	89.34	102.47	2,518	258,018	1.58	0.40	0.45	17.48	17.54
2019	76.05	87.18	2,970	258,806	1.72	0.40	0.45	30.60	30.66
2018	58.23	66.72	3,090	205,952	1.64	0.40	0.45	(5.06)	(5.02)
2017	61.34	70.24	3,468	243,239	1.69	0.40	0.45	21.00	21.06
2016	50.69	58.03	4,089	236,836	2.02	0.40	0.45	11.21	11.26

Fidelity:
Equity-Income SC2
2020	37.74	46.92	68,066	3,126,968	1.71	0.40	0.45	5.96	6.02
2019	35.61	44.26	64,301	2,783,164	1.81	0.40	0.45	26.54	26.60
2018	28.14	34.96	69,386	2,372,964	2.04	0.40	0.45	(8.95)	(8.90)
2017	38.37	55.91	75,784	2,849,479	1.53	0.40	0.90	2.70	12.20
2016	34.20	50.08	75,671	2,662,012	2.09	0.40	0.90	16.66	17.24

High Income SC2
2020	7.35	9.48	27,593	260,332	4.59	0.40	0.45	1.96	2.01
2019	7.21	9.29	47,674	441,769	5.19	0.40	0.45	14.25	14.31
2018	6.31	8.13	48,761	395,264	5.42	0.40	0.45	(4.06)	(4.01)
2017	8.47	18.58	56,105	473,756	5.81	0.40	0.85	3.97	6.49
2016	7.95	17.53	50,391	407,232	5.06	0.40	0.85	13.21	13.71

Contrafund SC2
2020	78.93	111.16	46,976	3,702,959	0.08	0.40	0.85	29.13	29.71
2019	60.85	86.08	51,468	3,127,977	0.22	0.40	0.85	30.17	30.75
2018	46.54	66.13	56,443	2,623,582	0.42	0.40	0.85	(7.43)	(7.01)
2017	50.05	71.01	63,455	3,172,365	0.79	0.40	0.90	10.81	21.10
2016	41.33	58.93	64,699	2,722,639	0.63	0.40	0.90	6.77	7.30

Money Market
2020	1.02	1.02	3,972,443	4,049,300	0.30	0.40	0.45	(0.13)	(0.08)
2019	1.02	1.02	3,576,859	3,649,026	2.00	0.40	0.45	1.56	1.61
2018	1.00	1.01	3,716,717	3,731,668	1.64	0.40	0.45	1.19	1.24
2017	0.97	0.99	3,941,934	3,909,141	0.67	0.40	0.85	(0.19)	0.27
2016	0.97	0.99	4,649,654	4,595,789	0.20	0.40	0.90	(0.40)	(0.20)

FS-24

4. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
Franklin Templeton:
Foreign Securities
2020	16.08	17.43	138,524	2,406,708	3.38	0.40	0.45	(1.60)	(1.55)
2019	16.34	17.71	122,448	2,158,809	1.73	0.40	0.45	12.03	12.08
2018	14.58	15.80	129,983	2,044,438	2.65	0.40	0.45	(15.82)	(15.78)
2017	18.76	31.56	135,091	2,523,786	2.56	0.40	0.90	9.95	16.23
2016	16.14	27.29	140,139	2,334,355	1.93	0.40	0.90	6.22	6.75

Neuberger Berman:
Limited Maturity Bond
2020	11.68	12.67	309,748	3,902,202	2.64	0.40	0.45	2.99	3.04
2019	11.34	12.29	250,723	3,061,468	1.96	0.40	0.45	3.22	3.27
2018	10.99	11.90	263,712	3,118,492	1.59	0.40	0.45	0.57	0.62
2017	11.83	15.92	287,105	3,375,461	1.44	0.40	0.85	0.48	0.49
2016	11.77	16.63	280,781	3,365,847	1.20	0.40	0.90	0.80	0.82

Mid-Cap
2020	50.52	50.65	76,420	3,869,936	-	0.40	0.45	39.35	39.42
2019	36.26	36.33	94,184	3,421,149	-	0.40	0.45	32.15	32.22
2018	27.43	27.48	102,985	2,829,389	-	0.40	0.45	(6.83)	(6.78)
2017	29.16	29.48	117,957	3,476,581	-	0.40	0.90	11.35	24.79
2016	23.48	23.62	130,062	3,071,032	-	0.40	0.90	3.46	3.98

Equity
2020	33.91	33.94	107,159	3,636,293	0.62	0.40	0.45	19.03	19.08
2019	28.49	28.50	113,682	3,239,606	0.41	0.40	0.45	9.07	9.23
2018	-	-	-	-	-	-	-	-	-
2017	-	-	-	-	-	-	-	-	-
2016	-	-	-	-	-	-	-	-	-

Van Eck:
Hard Assets
2020	22.14	25.11	84,013	2,101,249	0.98	0.40	0.45	18.58	18.64
2019	18.67	21.16	76,380	1,609,279	-	0.40	0.45	11.37	11.42
2018	16.77	19.00	74,178	1,399,528	-	0.40	0.45	(28.60)	(28.56)
2017	26.59	35.46	74,483	1,967,795	-	0.40	0.90	(12.46)	(2.09)
2016	27.16	36.40	69,279	1,901,161	0.44	0.40	0.90	42.43	43.14

FS-25

4. FINANCIAL HIGHLIGHTS, continued

	At December 31				For the Periods Ended December 31
					Inv.
	Unit			Net Assets	Income	Expense		Total
	Value ($)		Units	($)	Ratio %	Ratio %		Return %
	Min	Max				Min	Max	Min	Max
AIM:
Capital Appreciation
2020	67.05	147.43	17,766	2,616,734	-	0.40	0.85	35.43	36.04
2019	49.51	108.37	19,233	2,082,252	0.06	0.40	0.85	35.05	35.65
2018	36.66	79.89	20,837	1,663,111	0.32	0.40	0.85	(6.53)	(6.11)
2017	39.22	85.08	22,455	1,908,778	0.24	0.40	0.85	25.77	26.33
2016	67.35	72.78	26,002	1,615,955	0.41	0.40	0.90	(3.39)	(2.59)

Aggressive Growth
2020	195.88	198.06	17,026	3,335,376	0.04	0.40	0.45	40.06	40.13
2019	139.79	141.41	19,619	2,742,698	-	0.40	0.45	38.74	38.81
2018	100.71	101.93	21,799	2,195,647	-	0.40	0.45	(6.51)	(6.46)
2017	107.66	116.65	23,134	2,490,971	0.03	0.40	0.90	14.80	28.28
2016	83.93	91.39	27,999	2,154,966	-	0.40	0.90	1.42	1.93

Growth & Income
2020	61.01	63.90	54,436	3,472,680	1.51	0.40	0.45	13.43	13.49
2019	53.79	56.30	55,652	3,128,394	1.07	0.40	0.45	31.49	31.56
2018	40.91	42.80	64,194	2,743,067	1.25	0.40	0.45	(8.30)	(8.25)
2017	34.56	46.65	82,896	3,862,017	1.25	0.40	0.85	14.52	16.45
2016	40.06	42.63	92,457	3,625,926	1.11	0.40	0.90	6.93	11.17

Strategic Bond
2020	6.24	7.64	200,754	1,486,490	6.18	0.40	0.45	2.94	2.99
2019	6.06	7.42	189,690	1,366,494	3.84	0.40	0.45	10.31	10.36
2018	5.49	6.72	203,850	1,333,131	4.94	0.40	0.45	(4.83)	(4.78)
2017	7.06	26.63	212,074	1,461,588	2.26	0.40	0.85	4.55	5.85
2016	6.67	11.00	197,254	1,385,155	4.78	0.40	0.90	(0.90)	6.11

Summit:
EAFE Intl.
2020	108.80	117.06	24,490	2,837,112	3.46	0.40	0.45	7.29	7.34
2019	101.41	109.05	23,601	2,548,414	2.62	0.40	0.45	20.72	20.78
2018	84.01	90.29	24,596	2,199,159	3.22	0.40	0.45	(13.97)	(13.92)
2017	104.90	112.73	25,479	2,650,062	2.53	0.40	0.90	13.68	24.26
2016	84.42	91.17	26,228	2,206,737	3.01	0.40	0.90	(0.44)	0.06

FS-26

5. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the periods ended December 31, were as follows:

	2020	2019
Calvert:
Balanced
Units issued	62,860	61,137
Units redeemed	(70,903)	(59,330)
Net increase(decrease)	(8,043)	1,807

Mid Cap
Units issued	12,057	11,490
Units redeemed	(12,496)	(11,856)
Net increase(decrease)	(439)	(366)

Alger:
Growth
Units issued	81,967	100,762
Units redeemed	(90,737)	(105,614)
Net increase(decrease)	(8,770)	(4,852)

MidCap
Units issued	98,167	106,411
Units redeemed	(109,105)	(117,334)
Net increase(decrease)	(10,938)	(10,923)

Small Cap
Units issued	24,118	29,210
Units redeemed	(28,040)	(32,703)
Net increase(decrease)	(3,922)	(3,493)

Scudder:
Equity 500
Units issued	539,599	572,269
Units redeemed	(549,876)	(596,812)
Net increase(decrease)	(10,277)	(24,543)

Small Cap
Units issued	176,946	159,871
Units redeemed	(183,368)	(161,252)
Net increase(decrease)	(6,422)	(1,381)

Dreyfus:
Stock
Units issued	-	-
Units redeemed	(452)	(120)
Net increase(decrease)	(452)	(120)

FS-27

5. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
Fidelity:
Equity-Income SC2
Units issued	148,009	144,180
Units redeemed	(144,244)	(149,265)
Net increase(decrease)	3,765	(5,085)

High Income SC2
Units issued	25,231	23,015
Units redeemed	(45,312)	(24,102)
Net increase(decrease)	(20,081)	(1,087)

Contrafund SC2
Units issued	45,211	43,251
Units redeemed	(49,703)	(48,226)
Net increase(decrease)	(4,492)	(4,975)

Money Market
Units issued	11,328,857	10,368,895
Units redeemed	(10,933,273)	(10,508,753)
Net increase(decrease)	395,584	(139,858)

Franklin Templeton:
Foreign Securities
Units issued	388,021	348,916
Units redeemed	(371,945)	(356,451)
Net increase(decrease)	16,076	(7,535)

Neuberger Berman:
Limited Maturity Bond
Units issued	906,033	912,185
Units redeemed	(847,008)	(925,174)
Net increase(decrease)	59,025	(12,989)

Mid-Cap
Units issued	225,353	250,725
Units redeemed	(243,117)	(259,526)
Net increase(decrease)	(17,764)	(8,801)

Equity
Units issued	366,022	371,917
Units redeemed	(372,545)	(258,235)
Net increase(decrease)	(6,523)	113,682

FS-28

5. CHANGES IN UNITS OUTSTANDING, continued

	2020	2019
Van Eck:
Hard Assets
Units issued	260,785	232,389
Units redeemed	(253,152)	(230,187)
Net increase(decrease)	7,633	2,202

AIM:
Capital Appreciation
Units issued	34,322	37,386
Units redeemed	(35,789)	(38,990)
Net increase(decrease)	(1,467)	(1,604)

Aggressive Growth
Units issued	29,743	33,490
Units redeemed	(32,336)	(35,670)
Net increase(decrease)	(2,593)	(2,180)

Growth & Income
Units issued	152,320	163,457
Units redeemed	(153,536)	(171,999)
Net increase(decrease)	(1,216)	(8,542)

Strategic Bond
Units issued	546,681	547,577
Units redeemed	(535,617)	(561,737)
Net increase(decrease)	11,064	(14,160)

Summit:
EAFE Intl.
Units issued	58,857	55,021
Units redeemed	(57,968)	(56,016)
Net increase(decrease)	889	(995)

FS-29

AMERITAS LIFE INSURANCE CORP.

    ________________

STATUTORY BASIS FINANCIAL STATEMENTS AS OF
DECEMBER 31, 2020 AND 2019 AND FOR EACH OF THE
THREE YEARS IN THE PERIOD ENDED DECEMBER 31, 2020
SUPPLEMENTAL SCHEDULES AS OF AND FOR THE
YEAR ENDED DECEMBER 31, 2020
AND INDEPENDENT AUDITORS’ REPORTS

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Ameritas Life Insurance Corp.
Lincoln, Nebraska

We have audited the accompanying statutory basis financial statements of Ameritas Life Insurance Corp. (the "Company"), a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of Ameritas Mutual Holding Company, which comprise the balance sheets – statutory basis as of December 31, 2020 and 2019, and the related summary of operations and changes in capital and surplus – statutory basis and statements of cash flows – statutory basis for each of the three years in the period ended December 31, 2020, and the related notes to the statutory basis financial statements.

Management's Responsibility for the Statutory Basis Financial Statements
Management is responsible for the preparation and fair presentation of these statutory basis financial statements in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility
Our responsibility is to express an opinion on these statutory basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the statutory basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 1 to the statutory basis financial statements, the statutory basis financial statements are prepared by Ameritas Life Insurance Corp. using the accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Nebraska.

The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 1 to the statutory basis financial statements and accounting principles generally accepted in the United States of America although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of Ameritas Life Insurance Corp. as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting
In our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Ameritas Life Insurance Corp. as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska as described in Note 1 to the statutory basis financial statements.

/s/ Deloitte & Touche LLP

Omaha, Nebraska
March 29, 2021

AMERITAS LIFE INSURANCE CORP.
Balance Sheets - Statutory Basis
(in thousands, except shares)

	December 31
ADMITTED ASSETS	2020	2019
Bonds	$9,638,654	$9,107,534
Preferred stocks	12,177	6,355
Common stocks	477,335	460,060
Mortgage loans	2,094,450	2,075,344
Real estate:
Properties occupied by the company	43,873	39,864
Properties held for the production of income	4,662	4,559
Properties held for sale	—	2,065
Cash, cash equivalents, and short-term investments	370,839	294,022
Loans on insurance contracts	539,975	559,341
Other investments	959,112	668,327
Total Cash and Invested Assets	14,141,077	13,217,471

Investment income due and accrued	113,867	115,719
Deferred and uncollected premiums	117,946	115,289
Federal income tax recoverable	22,861	8,258
Net deferred income tax asset	82,612	71,642
Funds held under coinsurance - affiliate	40,235	42,047
Other admitted assets	137,556	127,279
Separate account assets	11,041,001	10,359,432
Total Admitted Assets	$25,697,155	$24,057,137

LIABILITIES, CAPITAL AND SURPLUS
Reserves for life, accident and health policies	$10,849,229	$10,203,056
Deposit-type funds	1,000,269	975,288
Reserves for unpaid claims	123,340	95,807
Dividends payable to policyholders	29,600	32,295
Interest maintenance reserve	70,008	64,545
Accrued commissions, expenses and insurance taxes	130,838	112,770
Accrued separate account transfers	(33,775)	(29,538)
Asset valuation reserve	251,837	214,022
Other liabilities	484,122	336,206
Separate account liabilities	11,041,001	10,359,432
Total Liabilities	23,946,469	22,363,883

Common stock, par value $0.10 per share; 25,000,000 shares authorized,
issued and outstanding	2,500	2,500
Additional paid in capital	431,449	431,449
Surplus notes	49,949	49,941
Special surplus - Affordable Care Act fee assessment	—	14,715
Unassigned surplus	1,266,788	1,194,649
Total Capital and Surplus	1,750,686	1,693,254
Total Liabilities, Capital and Surplus	$25,697,155	$24,057,137

The accompanying notes are an integral part of these statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP.
Summary of Operations and Changes in Capital and Surplus - Statutory Basis
(in thousands)

	Years Ended December 31
	2020	2019	2018
Premiums and Other Revenue
Premium income, net	$3,145,365	$3,115,518	$2,783,845
Net investment income	574,628	541,505	537,717
Commissions and expense allowances on reinsurance ceded	23,890	28,978	26,725
Modco reinsurance adjustment – affiliate	1,353	15,728	(27,257)
Income from fees associated with separate accounts	69,103	69,039	70,275
Separate account reserve transfers assumed	—	3,941	234,830
Miscellaneous income	36,340	33,985	34,950
Total Premiums and Other Revenue	3,850,679	3,808,694	3,661,085

Expenses
Benefits to policyholders	2,993,986	2,761,958	2,917,265
Modco reinsurance adjustment	—	3,292	(197,541)
Change in reserves for life, accident and health policies	647,921	508,702	335,472
Commissions	235,130	214,351	191,433
General insurance expenses	414,235	399,545	412,407
Taxes, licenses and fees	61,560	43,829	55,396
Net transfers from separate accounts	(599,242)	(257,635)	(123,219)
Total Expenses	3,753,590	3,674,042	3,591,213

Gain from Operations before Dividends, Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	97,089	134,652	69,872
Dividends to policyholders	29,448	32,868	33,478
Gain from Operations before Federal Income Tax
Expense (Benefit) and Net Realized Capital Gains	67,641	101,784	36,394
Federal income tax expense (benefit)	19,600	31,941	(16,398)
Gain from Operations before Net Realized Capital Gains	48,041	69,843	52,792
Net realized capital gains, net of taxes	16,377	21,404	18,464
Net Income	64,418	91,247	71,256

Surplus notes
Surplus notes amortization	8	9	9
Unassigned surplus
Change in unrealized gains (losses), net of tax	6,833	73,561	(105,661)
Change in net deferred income taxes	17,672	20,499	(4,642)
Change in non-admitted assets	4,263	22,426	(28,208)
Change in asset valuation reserve	(37,815)	(59,402)	19,726
Change in valuation basis (Note 1)	5,820	—	—
Change in unrecognized actuarial losses on pension, net of tax	(124)	(1,361)	2,563
Deferred reinsurance gain, net of tax (Note 14)	—	36,560	—
Amortization of reinsurance gain, net of tax (Note 14)	(3,643)	(911)	—
Net Change in Capital and Surplus	57,432	182,628	(44,957)

Capital and Surplus at the Beginning of the Year	1,693,254	1,510,626	1,555,583
Capital and Surplus at the End of Year	$1,750,686	$1,693,254	$1,510,626

The accompanying notes are an integral part of these statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP.
Statements of Cash Flows – Statutory Basis
(in thousands)

	Years Ended December 31
	2020	2019	2018
OPERATING ACTIVITIES
Premium collected net of reinsurance	$3,148,430	$3,125,452	$2,742,645
Net investment income received	580,409	542,945	533,934
Miscellaneous income	131,821	131,482	143,823
Benefits paid to policyholders	(2,964,134)	(2,741,955)	(2,446,301)
Net transfers from separate accounts	595,005	257,382	133,442
Commissions, expenses and taxes paid	(720,314)	(668,654)	(672,905)
Dividends paid to policyholders	(32,143)	(35,504)	(34,909)
Federal income taxes paid	(41,390)	(4,247)	(22,776)
Net Cash from Operating Activities	697,684	606,901	376,953

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid	1,754,890	1,634,808	1,826,279
Cost of investments acquired	(2,475,802)	(2,133,732)	(2,220,003)
Net change in loans on insurance contracts	17,266	(3,412)	(13,880)
Net Cash from Investing Activities	(703,646)	(502,336)	(407,604)

FINANCING AND MISCELLANEOUS ACTIVITIES
Change in deposit-type funds	24,982	13,482	(772)
Other miscellaneous, net	57,797	6,177	(2,719)
Net Cash from Financing and Miscellaneous Activities	82,779	19,659	(3,491)

Net Change in Cash, Cash Equivalents and Short-Term Investments	76,817	124,224	(34,142)

Cash, Cash Equivalents and Short-Term Investments
– Beginning of Year	294,022	169,798	203,940

Cash, Cash Equivalents and Short-Term Investments
– End of Year	$370,839	$294,022	$169,798

Non-cash transactions from operating, investing and financing activities:
Conversion of mortgage loans to real estate	$—	$600	$542
Recognized commitments for low income housing investments (Note 3)	20,000	—	20,000
Exchanges of bonds and stocks	29,671	84,538	60,310
Bonds converted to stocks	516	—	666
Acquisition of stock from alternative partnerships	828	251	209
Transfer between bonds and short-term investments	—	997	9,382
Affiliated common stock converted to an affiliated LLC (Note 1)	30,052	—	—
Distribution of electronic data processing equipment and software
from an affiliated LLC (Note 5)	288	—	—
Impairment of internally developed software costs (Note 1)	—	1,801	5,029
Impairment of other admitted asset (Note 1)	1,690	—	—
Initial commissions and expense allowances ceded due to combination
coinsurance/quota share funds withheld reinsurance agreement (Note 14)	—	4,211	—

The accompanying notes are an integral part of these statutory basis financial statements.

AMERITAS LIFE INSURANCE CORP.
Notes to Financial Statements – Statutory Basis
For the Years Ended December 31, 2020, 2019 and 2018
(in thousands)

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
Ameritas Life Insurance Corp. (the Company or Ameritas Life), a stock life insurance company domiciled in the state of Nebraska, is a wholly owned subsidiary of Ameritas Holding Company (AHC), which is a wholly owned subsidiary of Ameritas Mutual Holding Company (AMHC). AMHC is a mutual insurance holding company. Owners of designated policies issued by the Company have membership interest in AMHC, while contractual rights remain with the Company. AHC also wholly owns Ameritas Investment Partners, Inc (AIP), an advisor providing investment management services to the Company.

The Company wholly-owns Ameritas Life Insurance Corp. of New York (Ameritas-NY), a New York domiciled life insurance subsidiary; Ameritas Investment Company, LLC (AIC), a broker dealer; Calvert Investments, Inc. (Calvert), a former provider of investment and administrative services (prior to March 31, 2020); and Griffin Realty LLC (Griffin), a company that owns real estate. Effective January 1, 2020, AIC converted from a corporation to a single member limited liability company, and the Company formed two single member limited liability companies, Variable Contract Agency LLC (VCA), an insurance agency, and Ameritas Advisory Services LLC (AAS), an investment advisor to house AIC insurance agency licenses and registered investment advisory activity, respectively. Effective March 31, 2020, Calvert was liquidated with net assets distributed to the Company. Effective April 30, 2020, the Company acquired Select Benefits Group, LLC dba Dental Select (Dental Select), a third-party administrator (TPA) for dental and vision insurance plans.

The Company has established three Closed Blocks of policies: on October 1, 1998, on July 1, 2005, and on July 1, 2007, (collectively, the Closed Blocks). The Company formed these closed blocks of policies, under arrangements approved by the Insurance Departments of the State of Nebraska, Ohio or the District of Columbia, as appropriate, to provide for dividends on policies that were in force on each respective effective date and which were within the classes of individual policies, for which the Company had a dividend scale in effect at those dates. The Closed Blocks were designed to give reasonable assurance to owners of affected policies that the assets will be available to support such policies, including maintaining dividend scales in effect at the effective dates, if the experience underlying such scales continues. The assets, including income thereon, will accrue solely to the benefit of the owners of policies included in each block until the respective block is no longer in effect.

The Company’s insurance operations consist of life and health insurance, annuity, group pension and retirement contracts. The Company and its subsidiaries operate in 49 states and the District of Columbia.

Basis of Presentation
The accompanying financial statements of the Company have been prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska (the Department).

Accounting practices and procedures of the National Association of Insurance Commissioners (NAIC) as prescribed or permitted by the Department comprise a comprehensive basis of accounting (NAIC SAP) other than accounting principles generally accepted in the United States of America (GAAP). The Company follows NAIC SAP and has not been granted any Nebraska prescribed or permitted practices.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Material estimates susceptible to significant change include reserves, income taxes, investment values, and other-than-temporary impairments (OTTI). Beginning in the first quarter of 2020, the outbreak of the novel coronavirus (COVID-19) has resulted in extreme stress and disruption in the economy and financial markets, and has impacted, and may continue to impact, our results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in our financial statements in the areas of, among others, i) investments: increased risk of loss on our investments due to default or deterioration in credit quality or value; and ii) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality, morbidity and policyholder behavior which are reflected in our insurance liabilities and certain related balances. The Company cannot predict what impact the COVID-19 pandemic will ultimately have on the economy, markets or our business.

Current NAIC SAP practices vary from GAAP. The more significant variances between NAIC SAP and GAAP are as follows:

Investments
Under NAIC SAP, investments in bonds and SVO identified investments are reported at the lower of amortized cost or fair value based on their NAIC rating, and any adjustments to fair value are reported directly in surplus. Changes in the value of bonds up to amortized cost that are assigned a rating of 6 by the NAIC are reported directly in surplus. Under GAAP, bonds are carried either at amortized cost or fair value based on their classifications. Under GAAP, bonds designated at purchase as held-to-maturity based on the Company’s intent and ability to hold to maturity would be carried at amortized cost. Bonds designated as available-for-sale would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income. Bonds designated as trading would be carried at fair value with net unrealized holding gains and losses reported in income.

Under NAIC SAP, for bonds other than loan-backed and structured securities, if the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. Under GAAP, if the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

Under NAIC SAP, all loan-backed and structured securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective method, applied consistently by asset class. If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. If the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If the Company has the intent to sell or will more likely than not be required to sell before recovery of its cost basis, the cost basis must be written down to fair value. If the Company does not have the intent to sell and it is not more likely than not to be required to sell before recovery of its cost basis, the cost basis must be written down to discounted estimated future cash flows with the remaining unrealized loss, if applicable, recognized in other comprehensive income.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Investments in unaffiliated common stocks are carried at fair value. Changes in the value of common stocks are reported as a change in net unrealized gains or losses on investments, a component of unassigned surplus. Under GAAP, equity securities are carried at fair value with changes in unrealized gains and losses recognized in income as of January 1, 2019. Prior to 2019, investments in unaffiliated common stocks are designated as available-for-sale or trading and carried at fair value with net unrealized gains and losses reported in other comprehensive income if designated as available-for-sale and reported in income if designated as trading.

Subsidiaries are included as common stocks carried under the equity method, with the equity in net income (loss) of subsidiaries credited directly to the Company’s unassigned surplus for NAIC SAP, while GAAP requires either consolidation or the equity interest in net income of subsidiaries to be credited to the income statement.

Investments in preferred stocks are carried at cost if the NAIC designation is RP3 and P3 or above. Preferred stocks with NAIC designations of RP4 and P4 or below are carried at the lower of cost or fair value. Under GAAP, preferred stocks are carried at fair value with changes in unrealized gains and losses recognized in income as of January 1, 2019. Prior to 2019, investments in preferred stocks would be designated at purchase as available-for-sale; under this designation preferred stocks would be carried at fair value with net unrealized holding gains and losses reported in other comprehensive income.

Under NAIC SAP, real estate owned and occupied by the Company is included in invested assets, and net investment income and operating expenses includes self-charged rent for the Company’s occupancy of this property. Under GAAP, this property would be classified as an operating asset, and there would be no self-charged rent or expenses.

Investments in limited partnerships, limited liability companies, and joint venture investments are accounted for on the GAAP equity method for NAIC SAP, while under GAAP, such investments are accounted for at cost or the equity method depending upon ownership percentage and control unless consolidation is required under variable interest entity guidance.

Under NAIC SAP, investments in low income housing tax credits are carried under amortized cost method. Under GAAP, such investments are accounted for under the equity method or the proportional amortization method, depending upon the characteristics of such investments.

Under NAIC SAP, valuation allowances are established through the asset valuation reserve (AVR) for mortgage loans based on factors applied to different categories of loans based on payment history and type of underlying real estate. Under GAAP, valuation allowances would be established through a charge to realized loss as losses are estimated to have occurred. Loan losses are charged against the allowance when management believes the uncollectibility of the loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

Under NAIC SAP, using a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates. Those deferrals are amortized over the remaining period to maturity based on groupings (in five-year bands) of individual securities sold. The net deferral is reported in the interest maintenance reserve (IMR) in the accompanying Balance Sheets – Statutory Basis. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under NAIC SAP, an AVR is determined based on holdings of all investments by a NAIC prescribed formula and is reported as a liability. An AVR is not recorded under GAAP. Under GAAP, realized capital gains and losses would be reported in the statement of income on a pre-tax basis in the period the asset giving rise to the gain or loss is sold. Under NAIC SAP, prepayment penalties and acceleration fees, as it relates to callable debt features, are reported in investment income as the difference between the total proceeds received less investment par value. The capital gains and losses, upon disposal, is the difference between book adjusted carrying value (BACV) and par value. Under GAAP, prepayment penalties, acceleration fees, and capital gains and losses, upon disposal, are all reported in investment income as the difference between the total proceeds received less BACV.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability and embedded derivatives are not accounted for separately from the host contract. Also, the change in fair value of open derivative instruments that do not meet the criteria of an effective hedge is recorded as an unrealized gain or loss in surplus. Under GAAP, all derivatives are reported on the balance sheets at fair value. Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk are recorded through either income or equity, depending on the nature of the hedge. An embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and reported at fair value.

Deferred Policy Acquisition Costs and Intangible Assets
Under NAIC SAP, the costs of acquiring and renewing business are expensed when incurred. As such, during periods of high sales, statutory earnings will be depressed due to the lack of expense deferrals. Under GAAP, acquisition costs related to traditional term life insurance and certain long duration accident and health, to the extent associated with successful sales and recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For traditional whole life insurance, universal life insurance and investment products, to the extent associated with successful sales and recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Under NAIC SAP, identifiable intangible assets are not recorded. Under GAAP, identifiable intangible assets primarily consist of the amortized value of customer relationships acquired (VOCRA) and other intangible assets. VOCRA is amortized in relation to customer persistency.

Unearned Revenue
Under NAIC SAP, amounts assessed policyholders that represent revenue for services to be provided in future periods are reported as revenue when received. Under GAAP, such charges would be reported as a liability and amortized into revenue using the same assumptions and factors as are used to amortize deferred policy acquisition costs.

Non-admitted Assets
Under NAIC SAP, certain assets designated as non-admitted are excluded from the accompanying Balance Sheets – Statutory Basis and are charged directly to unassigned surplus. Under GAAP, these assets would be included in the balance sheets, net of any valuation allowance.

Universal Life and Annuity Policies
Under NAIC SAP, revenues consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, revenues are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts are considered deposits and are recorded as interest-bearing liabilities while interest credited to account values and benefits in excess of the policyholder account balance are recognized as expenses.

Reserves for Life, Accident and Health Policies
Under NAIC SAP, certain policy reserves continue to be calculated based on a formulaic approach with mortality and interest assumptions prescribed or permitted by state statutes, without consideration of withdrawals. Effective January 1, 2020, it is mandatory by all states to hold reserves calculated under a principle-based approach for certain life business policies sold in 2020 and later. The principle-based reserving (PBR) allows for a combination of company specific assumptions with prescribed rule-based requirements prescribed or permitted by state statutes. NAIC SAP policy reserves generally differ from policy reserves under GAAP because the underlying assumptions are relatively conservative, while GAAP assumptions are based on the Company’s best estimates of mortality, interest and withdrawals with some provisions for adverse deviation.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Policyholder Dividends
Under NAIC SAP, policyholder dividends are recognized when declared. Under GAAP, policyholder dividends would be for dividends that have accrued as of the financial statement date.

Reinsurance
Under NAIC SAP, reinsurance agreements must transfer risk from the ceding company to the reinsurer in order to receive the reinsurance accounting treatment. If the terms of the agreement violate the risk transfer criteria, i.e., limits or diminishes the transfer of risk by the ceding company to the reinsurer, the agreement shall be accounted for as deposit accounting. In addition, any contractual feature that delays timely reimbursement violates the conditions of reinsurance accounting. Under NAIC SAP, a reinsurance treaty covering contracts that does transfer all of the significant risk inherent in the business being reinsured (e.g., lapse, credit quality, reinvestment or disintermediation risk) qualifies for reinsurance accounting. Under NAIC SAP, reserves and unpaid claim liabilities ceded to reinsurers have been reported as reductions to the related reserves. To qualify for risk transfer and, therefore, be accounted for as reinsurance under GAAP, an evaluation must be made to determine whether the contract indemnifies against insurance risk, specifically mortality or morbidity risk. Even if mortality and morbidity risk is present in the contract, to qualify for transfer of risk under GAAP, there must also be a reasonable possibility that the reinsurer may realize significant loss from assuming the mortality or morbidity risk. If risk transfer requirements are not met, the reinsurance agreement is considered a financing arrangement and deposit accounting is required. Under deposit accounting, assets received by the assuming entity are offset in the balance sheet by recording a liability. The initial obligation is based on the consideration paid or received less any explicitly identified premiums or fees to be retained by the insurer or reinsurer. Deposit assets and liabilities are reported on a gross basis, unless the right of offset exists. There is no initial impact on the income statement from the recording of the transaction under deposit accounting.

Certain reinsurance agreements which receive reinsurance accounting treatment under NAIC SAP qualify as business combinations under GAAP. Under GAAP, a business combination occurs when an entity obtains control of acquired activities and assets which meet the definition of a business. In a transaction qualifying as a business combination under GAAP, all acquired assets and liabilities, including identifiable intangible assets and goodwill, are measured and recorded at fair value as of the date of acquisition. Under GAAP, reinsurance recoverables are recorded as an asset.

Under NAIC SAP, a liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers unauthorized by license to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, no such amounts are recorded and an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Under NAIC SAP, commission allowances by reinsurers on business ceded are reported as other revenue when received. The tax effect of the initial gain in surplus on reinsurance of in-force blocks is reported as commission expense allowance on reinsurance ceded. In subsequent years, the tax effect of the gain is amortized as profits emerge on the reinsured block. Under GAAP, these expenses would be deferred and amortized with deferred policy acquisition costs to the extent they qualify for the deferral otherwise non-deferred amounts are netted against expenses. Under GAAP, no such amounts are recorded on reinsurance of in-force blocks of business.

Employee Benefits
Under NAIC SAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to unassigned surplus. The prepaid asset that results from an excess of the fair value of plan assets over the pension obligation is recorded as a non-admitted asset. Prior service costs are recorded as a component of unassigned surplus, net of tax. Actuarial gains and losses are recognized immediately as general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis as a component of net periodic benefit cost in the period incurred outside of the 10% corridor under the minimum method for amortization. Under GAAP, the difference between the plan’s assets and the benefit obligation is reflected as an asset or liability, with an offset to other comprehensive income. In addition, prior service costs are recorded as a component of other comprehensive income, net of tax. Actuarial and plan asset gains and losses are immediately recognized as a component of net periodic benefit costs in the period incurred outside of a 10% corridor.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Federal Income Taxes
NAIC SAP requires an amount be recorded for deferred taxes, however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets and a federal income tax provision is required on a current basis for the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. Under NAIC SAP, deferred taxes are recorded in surplus. Under GAAP, tax expense includes both current and deferred taxes. Both NAIC SAP and GAAP require a valuation allowance to reduce deferred tax assets to the amount which is more likely than not to be realized. Under NAIC SAP, both the valuation allowance determination and admission calculation are made based on a separate company basis.

    Surplus Notes
Surplus notes are reported as surplus under NAIC SAP, and would be reported as a liability under GAAP. Under NAIC SAP, interest cannot be accrued until written approval has been received from the Department. Under GAAP, interest would be accrued when incurred.

Cash, Cash Equivalents and Short-Term Investments
Under NAIC SAP, cash, cash equivalents and short-term investments represent cash balances and investments with remaining maturities when purchased of one year or less. Under GAAP, cash and cash equivalents include investments with remaining maturities when purchased of three months or less. Under GAAP, short-term investments are reported as a component of fixed maturity or equity investment balances.

Comprehensive Income
Comprehensive income and its components are not presented under NAIC SAP.

Goodwill
Under NAIC SAP, the amount of goodwill recorded as an admitted asset is subject to limitation and is amortized into earnings over a period not to exceed 10 years. Goodwill under GAAP is not amortized into earnings and annually analyzed for impairment which would be reported as a recognized loss into earnings.

Significant statutory accounting practices are as follows:

Investments
Investments are stated at amounts prescribed by the NAIC which are as follows: bonds not backed by other loans and SVO identified investments are stated at amortized cost and loan-backed bonds and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are reviewed monthly. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker dealer survey values or internal estimates based on characteristics of similar products, consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all loan-backed and structured securities and non-agency structured securities of high credit quality. The prospective method is used to value structured securities with significant changes in cash flow, or of lower credit quality. All bonds with a NAIC designation of 6 are stated at the lower of amortized cost or fair value.

Investments in preferred stocks are carried at cost if the NAIC designation is RP3 or P3 and above. Preferred stocks with NAIC designations of RP4 or P4 and below are carried at the lower of cost or fair value.

Common stocks are generally reported at fair value. Investments in stocks of insurance subsidiaries are carried at audited statutory equity and non-insurance subsidiaries and affiliates in which the Company has an interest of 10% or more are carried equal to the Company’s proportionate share of the audited GAAP-basis equity after the date of acquisition. Prior to 2020, Calvert was accounted for under the equity method. Calvert did not have a GAAP audit performed, so the Company non-admitted this asset prior to 2020. The change in the carrying value is generally recorded as a change in unrealized gains (losses) on investments, a component of unassigned surplus. The value of affiliated subsidiaries was $87,265 and $134,656 at December 31, 2020 and 2019, respectively. The Federal Home Loan Bank (FHLB) common stock is carried at cost.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Mortgage loans are stated at the unpaid principal balance less unamortized discounts or plus unamortized premiums. The Company records a reserve for losses on mortgage loans as part of the AVR and mortgage loans are written down if deemed impaired.

Real estate occupied by the Company and held for the production of income is reported at depreciated cost. Real estate held for sale is reported at the lower of amortized cost or fair value. Depreciation expense is determined by the straight-line method. Real estate owned and occupied by the Company is included in investments, and investment income and operating expenses include rent for the Company’s occupancy of its owned properties.

In 2015, the Company entered into a ten year, 4% non-recourse loan of $15,500 on a real estate property with scheduled maturities of $462, $480, $498, $518 and $11,388 during the years ended December 31, 2021, 2022, 2023, 2024 and 2025, respectively. The Company recorded an encumbrance on this real estate property up to its carrying value with the remaining amount classified as borrowings included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2020 and 2019, the amount of borrowing over the carrying value of real estate property was $3,662 and $3,280, respectively.

Cash and cash equivalents consist of cash-in-bank, cash-in-transit, money market mutual funds and all highly liquid securities with remaining maturity when purchased of three months or less. Money market mutual funds are stated at amortized cost which approximates fair value. Short-term investments presented in the Balance Sheets – Statutory Basis consist of all investments that have a maturity date of one year or less at the date acquired and are stated at amortized cost, which approximates fair value.

Loans on insurance contracts are stated at the aggregate unpaid principal balance. The excess of the unpaid balance of the loan over the cash surrender value is considered a non-admitted asset.

The carrying amount of limited partnerships, limited liability companies, and joint ventures reflects the underlying GAAP equity of these investments. Income from these investments is recognized when distributed. Unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus. These investments are recorded in other investments in the Balance Sheets – Statutory Basis. The recorded carrying value of affiliated limited liability companies are as follows:

	2020	2019
AIC	$13,120	$—
Griffin [1]	1,269	1,265
VCA [1]	227	—
AAS [1]	47	—
Dental Select	87,443	—
Total	$102,106	$1,265
1 Griffin, VCA and AAS did not have GAAP audits performed, so the Company non-admits these assets.

Other investments also include collateral loans, surplus debentures, and low-income housing tax credits carried under the amortized cost method. Other-than-temporary impairments of $691, $0 and $1,102 were recorded as realized losses during 2020, 2019 and 2018, respectively. The Company has no investments in joint ventures, partnerships, or limited liability companies that exceeds 10% of its admitted assets.

The Company purchases and sells futures contracts to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Futures contracts are a standardized contractual agreement to buy or sell a particular financial instrument at a predetermined price in the future. The gains and losses of futures contracts are derived from the daily movement of the underlying market. These gains and losses are settled in cash through a daily variation margin. The Company also sells futures contracts on certain equity indices with expiration dates of less than 6 months as well as buys and sells futures contracts on certain Treasury notes and bonds, ranging in maturities between 1 and 30 years, with expiration dates of less than 6 months. The Company purchases and sells futures contracts to hedge volatility risk with expiration dates of less than 6 months. The Company does not receive cash on the initial purchase or sale of the futures contracts, but will receive or pay cash daily based on the movement of the underlying index or Treasury notes. The notional amount of the futures contracts at December 31, 2020 and 2019 was $(101,040) and $(162,252), respectively.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company is required to post collateral to the brokering bank for futures. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The bank acts as an intermediary to the futures transactions and takes initial margins from both parties to limit the counterparty risk. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2020 and 2019 was $24,991 and $18,923, respectively.

Since futures contracts are not considered an effective hedge, the total variation margin on open contracts is reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The total variation margin on closed futures contracts is reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The Company purchases and sells interest rate swaps to hedge against principal losses on variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. An interest rate swap is an agreement between two parties to exchange a stream of future cash flows based on a notional (principal) amount over a specified period of time. The Company trades “plain vanilla” interest rate swaps where a fixed payment is exchanged for a floating payment where the floating payment is based on three-month LIBOR. The Company does not receive cash on the initial purchase or sale of an interest rates swap, but will receive or pay cash daily based on the change in value of the position. The notional amount of the interest rate swaps at December 31, 2020 and 2019 was $244,000 and $270,000, respectively.

The Company is required to post collateral to the brokering bank for interest rate swaps. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The bank acts as an intermediary to the swaps transactions and takes initial margins from both parties to limit the counterparty risk. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets - Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2020 and 2019 was $27,997 and $24,839, respectively.

Since interest rate swaps are not considered an effective hedge, the total variation margin on open swaps is reflected in the change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. The total variation margin on closed interest rate swaps is reflected in net investment income in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

The Company purchases and sells call options (Over the Counter (OTC) index call options) to hedge insurance contracts whose credited interest is linked to returns on multiple equity indices based on a formula which applies participation rates and/or cap rates to the returns in the indices. Call options are contracts, which give the option purchaser the right, but not the obligation, to buy securities at a specified price during a specified period. The OTC index call options expire monthly until December 23, 2022. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased OTC index call options give the Company the right to receive cash at settlement if the closing Index value is above the strike price, while the written OTC index call options require the Company to pay cash at settlement if the closing Index value is above the strike price. The Company sells OTC index call options to effectively offset the proceeds the Company would receive on its purchased OTC index call options that represent a return above the amount that would be credited to insurance contracts electing a capped return in the Index. These proceeds do not result in income to the Company because the hedged insurance contracts would be credited interest for an equivalent amount.

The Company purchases and sells Exchange traded index call options (Exchange traded index call options) based on multiple equity indices to hedge equity index annuity contracts and universal life contracts. The Company has purchased and written Exchange traded index call options that expire through December 1, 2021. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Exchange traded index call options give the Company the right to receive cash at settlement if the closing index value is above the strike price, while the written Exchange traded index call options require the Company to pay cash at settlement if the closing index value is above the strike price. If the closing index value is below the strike price, the Exchange traded index call options expire without value.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company purchases and sells Exchange traded put options (Equity put options) based on multiple equity indices to hedge variable annuity contracts with a guaranteed lifetime withdrawal benefit rider attached. Put options are contracts, which give the option purchaser the right, but not the obligation, to sell securities at a specified price during a specified period. The Company has no outstanding purchased and written Exchange traded put options as of December 31, 2020 and 2019. The Company paid and received initial fees (the option premium) to enter the option contracts. The purchased Equity put options give the Company the right to receive cash at settlement if the closing index value is below the strike price, while the written Equity put options require the Company to pay cash at settlement if the closing index value is below the strike price. If the closing index value is above the strike price, the Equity put options expire without value.

The Company is exposed to credit-related losses in the event of nonperformance by counter-parties to the options. To minimize this risk, the Company only enters into private contracts with counter-parties having Standard & Poor's credit ratings of AA- or above or listed contracts guaranteed by the Chicago Board Options Exchange. The Company is required to post collateral to the brokering bank for options. To comply with this requirement, the Company usually posts short-term Treasury bills with the bank. The collateral (Treasury bills) is recorded in bonds on the Balance Sheets – Statutory Basis as an asset by the Company. The book/adjusted carrying value of the collateral recorded at December 31, 2020 and 2019 was $2,000 and $1,989, respectively.

Starting in 2020, the Company uses OTC foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with holding foreign currency denominated investments. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. When the currency swaps meet specific criteria, they may be designated as accounting hedges and accounted for as foreign currency fair value hedges. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements (MNAs) and obtaining collateral where appropriate. The Company uses MNAs for OTC derivative transactions that permit either party to net payments due for transactions and collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2020, the Company had no collateral pledged to or from counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

The options (OTC index call options, Exchange traded index call options and Equity put options) are carried at their fair value and reflected in other investments and other liabilities in the Balance Sheets – Statutory Basis. Changes in the fair value of expired options are reflected in net investment income and changes in the fair value of open options are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. Changes in the fair value of open options that do not meet the requirements of an effective hedge are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

The foreign currency swaps used in effective hedges are carried in a manner consistent with the hedged asset or liability. Foreign currency swaps hedging bonds are carried at amortized cost and reflected in other investments and other liabilities in the Balance Sheets - Statutory Basis. Changes in the carrying value of open foreign currency swaps as a result of exchange rate changes are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Changes in the carrying value of closed foreign currency swaps and interest income associated with the currency swaps are reflected in net investment income.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Foreign currency swaps not used in an effective hedge are carried at fair value and reflected in other investments and other liabilities in the Balance Sheets - Statutory Basis. Changes in the fair value of open foreign currency swaps are reflected in change in unrealized gains (losses), net of tax in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis. Changes in the fair value of closed foreign currency swaps and interest income associated with the currency swaps are reflected in net investment income.

The credit exposure is limited to the fair value of the options and foreign currency swaps as follows:

	Fair Values of Derivative Instruments
	Asset Derivatives
	Balance Sheets - Statutory Basis Location	Notional Amount		Fair Value
		2020	2019	2020	2019
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts owned	Other investments	$1,321,017	$1,228,402	$167,601	$116,092
OTC index call option contracts written	Other investments	(708,459)	(823,562)	(106,748)	(54,259)
Exchange traded index call option contracts owned	Other investments	1,120,517	770,931	256,300	103,906
Total asset derivatives		$1,733,075	$1,175,771	$317,153	$165,739

The fair value of the related derivative liabilities are as follows:

	Fair Values of Derivative Instruments
	Liability Derivatives
	Balance Sheets - Statutory Basis Location	Notional Amount		Fair Value
		2020	2019	2020	2019
Derivatives Not Designated as Hedging Instruments:
Exchange traded index call option contracts written	Other liabilities	$1,116,051	$767,016	$205,572	$69,433
Foreign currency swaps - gross liability	Other liabilities	17,515	—	310	—
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Foreign currency swaps - gross liability	Other liabilities	4,473	—	241	—
Total liability derivatives		$1,138,039	$767,016	$206,123	$69,433

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The amounts recognized in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for options, futures, interest rate swaps and foreign currency swaps are as follows:

	Summary of Operations and Changes in Capital and Surplus - Statutory Basis Location	Amount Recognized
		2020	2019	2018
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - closed	Net investment income	$6,522	$3,679	$13,675
Exchange traded index call option contracts - closed	Net investment income	13,543	5,455	11,974
Equity put option contracts - closed	Net investment income	(15)	(338)	(84)
Futures contracts - closed	Net investment income	(25,598)	(29,900)	5,894
Interest rate swap contracts - closed	Net investment income	38,844	23,920	(14,716)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Foreign currency swaps - open	Net investment income	(2)	—	—
Total recognized in net investment income		$33,294	$2,816	$16,743
Derivatives Not Designated as Hedging Instruments:
OTC index call option contracts - open	Change in unrealized gains (losses)	$(3,929)	$45,017	$(34,773)
Exchange traded index call option contracts - open	Change in unrealized gains (losses)	6,674	24,065	(21,425)
Equity put option contracts - open	Change in unrealized gains (losses)	—	137	(137)
Futures contracts - open	Change in unrealized gains (losses)	(1,785)	(4,655)	3,900
Interest rate swap contracts - open	Change in unrealized gains (losses)	(1,262)	(12,319)	5,823
Foreign currency swaps - open	Change in unrealized gains (losses)	(310)	—	—
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Foreign currency swaps - open	Change in unrealized gains (losses)	(241)	—	—
Total recognized in change in unrealized gains (losses)		$(302)	$52,245	$(46,612)

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on loan-backed and structured securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis and recorded in operations.

Accrued interest more than 180 days past due deemed collectible on mortgage loans in default is non-admitted. All other investment income due and accrued, excluding loans on insurance contracts, with amounts over 90 days past due is non-admitted. The amount excluded from unassigned surplus was $0, $561, $0 at December 31, 2020, 2019 and 2018, respectively.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

If the Company has the intent to sell an impaired security, the cost basis of the security is written down to fair value. For bond investments other than loan-backed and structured securities, if the Company does not have the intent to sell, but it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to fair value. For loan-backed and structured security investments, if the Company does not have the intent to sell and it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the discounted estimated future cash flows. All write downs are recorded as a realized loss. For unaffiliated common stocks and other investments carried at fair value, unrealized gains and losses resulting from differences between the cost and carrying amount of these investments are credited or charged directly to unassigned surplus.

Non-Admitted Assets
In accordance with NAIC SAP, certain assets, designated as non-admitted assets, are excluded from the Balance Sheets – Statutory Basis and are charged directly to surplus. Non-admitted assets consist primarily of a portion of deferred income tax assets, prepaid expenses, advances to agents, furniture and equipment, application software, other investment income that is over 90 days past due, unaudited non-insurance subsidiaries and other assets not specifically identified as an admitted asset within NAIC SAP. Total non-admitted assets were $133,978 and $138,241 at December 31, 2020 and 2019, respectively.

Furniture and Equipment
Electronic data processing (EDP) equipment at cost of $20,720 and $18,968 and operating software at cost of $1,302 and $1,302 are carried at cost less accumulated depreciation at December 31, 2020 and 2019, respectively. The admitted value of the Company’s EDP and operating software is limited to three percent of capital and surplus, however the Company was not required to impose this limitation. The admitted portion at cost, net of accumulated depreciation of $19,608 and $18,348 was $2,414 and $1,922, respectively and is recorded in other admitted assets in the Balance Sheets – Statutory Basis at December 31, 2020 and 2019. EDP equipment and operating software are depreciated using the straight line method over the lesser of the estimated useful life of the related asset or three years.

An impairment of an asset is recorded as a charge to operations if both of the following conditions are met: information available prior to issuance of the statutory basis financial statements indicates that it is probable that an asset has been impaired at the date of the statutory basis financial statements and the amount of loss can be reasonably estimated. During 2020, 2019 and 2018, the Company impaired assets of $1,690, $1,801 and $5,029, respectively, which reduced miscellaneous income in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The 2020 impairment related to the corporate aircraft, while the 2019 and 2018 impairments related to internally developed software costs.

Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using the straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally amortized over three to twenty years.

Non-operating software is depreciated over the lesser of its estimated useful life or five years. Other furniture and equipment are depreciated using the straight line method over the estimated useful lives of the assets. Furniture and fixtures are generally depreciated over three to ten years.

Depreciation expense on depreciable assets of $5,521, $7,610 and $7,730 was recorded in general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis for the years ended December 31, 2020, 2019 and 2018, respectively.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Reserves for Life, Accident and Health Policies, and Deposit-type Funds
Life policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for traditional, flexible premium and variable life insurance are computed principally by using the Commissioners' Reserve Valuation Method (CRVM) or the Net Level Premium Method with assumed interest rates and mortality as prescribed by regulatory authorities, or the PBR method under which the company holds the higher of the Net Premium reserve, the Deterministic reserve or the Stochastic reserves which considers a wide range of future economic conditions using justified company experience factors, such as mortality, lapses and expenses with prescribed rule-based requirements and regulatory guardrails. Reserves for fixed annuities are calculated using the Commissioners’ Annuity Reserve Valuation Method (CARVM) with appropriate statutory interest and mortality assumptions. Reserves for variable annuities are calculated in conformance with section VM-21 of the Valuation Manual (VM-21). VM-21 requires the determination of reserves based on the combination of a conditional tail expectation 70 (CTE 70) stochastic amount and a possible additional standard projection amount. The additional standard projection amount is based on the Prescribed Projections Amount (PPA). Both the CTE 70 stochastic amount and PPA are based on a wide range of future economic conditions. The CTE 70 reflects prudent estimate assumptions and the PPA uses prescribed assumptions in place of certain prudent estimate assumptions.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Other policy reserves are established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods as prescribed by the Department.

Reserves for unpaid individual accident and health disability contracts claims, the present value of amounts not yet due on claim reserves is a first principles-type calculation based on a seriatim listing of open disability claims. All termination rate and interest discounting assumptions adhere to minimum NAIC Standards. The adequacy of these reserves is demonstrated annually using follow-up studies as defined in the Actuarial Standard of Practice No. 5, Section 3.6. In addition, the present value of future payments relative to all incurred but unreported claims is based on historical study using past monthly earned premiums times the planned loss ratio times the anticipated percent of claims outstanding, and expressed as a percentage times tabular reserves, including a provision for litigated claims.

Reserves for unpaid group accident and health long-term disability contracts are a tabular calculation based on a seriatim listing of open disability claims. Prior to 2020, the per $100 of monthly benefit factors were generated based on the 1987 Commissioner’s Group Disability Table (CGDT) assumptions using the appropriate valuation interest rate, quinquennial age groupings, benefit period and duration from disablement. Beginning in 2020 issued and incurred claims were generated on the 2012 Group Long-term Disability Table (GLTD). A modification is made for claims in the first two years from disablement.

Reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of policyholders, less withdrawals that represent a return to the policyholder. For the determination of tabular interest to deposit-type funds, the valuation interest rate, which varies by issue year, is multiplied by the average funds in force during the year subject to such valuation interest rate.

Reserve for Unpaid Claims
The reserves for unpaid group and individual dental and vision claims are estimated using historic claim lags, and then adjusted upward or downward based on the current level of pending/unprocessed claims relative to the historic level of pending/unprocessed claims during the time period used in generating the claim lag factors. The reserves for unpaid claims for group and individual dental and vision insurance includes claims in course of settlement and incurred but not reported claims. Claim adjustment expenses corresponding to the unpaid claims are accounted for by adding an additional load to the reserve for unpaid claims. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

Reserves for unpaid life claims include claims reported and unpaid and claims not yet reported, which is estimated based upon historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Dividends to Policyholders
Dividends are provided based on dividend formulas approved by the Board of Directors of the Company in accordance with actuarially determined dividend scales. Dividends to policyholders are reflected in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis at amounts estimated to be paid or credited to policyholders during the subsequent year on the policy anniversary dates. A portion of the Company’s business has been issued on a participating basis. The amount of insurance in force on direct individual life participating policies was $9,053,497 or 9.8% and $8,511,330 or 9.9% of the individual life policies in force as of December 31, 2020 and 2019, respectively. Dividends to policyholders also include reinsurance assumed business.

Accrued Separate Account Transfers
Accrued separate account transfers primarily consist of the amount of policyholder account values over modified reserves used in the separate account, such as the use of CARVM and CRVM.

Asset Valuation and Interest Maintenance Reserves
The AVR is a required appropriation of unassigned surplus to provide for possible losses that may occur on certain investments of the Company. The reserve is computed based on holdings of all investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to unassigned surplus.

The IMR is calculated based on the prescribed methods developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in net investment income was $8,861, $8,581 and $10,908 for 2020, 2019 and 2018, respectively.

Recognition of Premium Revenues and Related Costs
Life premiums are recognized as revenue when premiums are due. Annuity considerations are recognized as income when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance
Reinsurance premiums and claims are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, reserves for life, accident and health policies, and reserves for unpaid claims are reported net of reinsured amounts.

In a modified coinsurance arrangement, the ceding company retains the assets with respect to the policies reinsured and also retains and records the associated reserves. The assuming company does not reflect the assets or reserves in its balance sheet.

Surplus Notes
The Surplus Notes (the Notes) are included in capital and surplus. Interest on the Notes is not accrued until written approval from the Department has been received.

Income Taxes
The Company files a life/non-life consolidated tax return with AMHC and AMHC eligible affiliates. The Company’s income tax allocation is based upon a written agreement which uses a modified separate return method. The modified separate return method adjusts the separate return method so that the net operating losses (or other current or deferred tax attributes) are characterized as realized by the Company when those attributes are realized (or realizable) by the consolidated group.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

The Company is subject to tax-related audits in the normal course of operations. The Company records a contingency reserve for tax-related matters when it is more likely than not that a liability has been incurred and the amount of the loss can be reasonably estimated. The tax contingency reserves are evaluated based upon the facts and circumstances that exist at each reporting measurement. Adjustments may result from new information, resolution of an issue with the taxing authorities or changes in laws or regulations. There was no reserve for tax related contingencies at December 31, 2020 and 2019.

The Company is subject to taxation in the United States and various states. In 2018, the Internal Revenue Service (IRS) started a limited scope examination of the Company's consolidated federal income tax return for tax year 2015. Additionally, the 2017 net operating loss carryback claim filed amending tax years 2015 and 2016 are currently under examination as part of the Joint Committee on Taxation process. Due to the IRS examinations, the Company has extended the statute of limitations for tax years 2015 and 2016. The Company is no longer subject to examinations by tax authorities for years before 2015.

Separate Accounts
Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity, variable life and group annuity contracts and for which the contract holders, rather than the Company, bear the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Investment income and gains and losses from these accounts accrue directly to contract holders and are not included in the accompanying financial statements.

Net asset values and changes in net asset values of separate account assets generally accrue directly to the contract holders and are not included in the Company’s revenues and expenses or surplus.

Vulnerability due to Certain Concentrations
The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, market risk, credit risk and legal and regulatory changes. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company’s products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer’s estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Statement of Statutory Accounting Principles No. 108 - "Derivatives Hedging Variable Annuity Guarantees" (SSAP No. 108)
In November 2018, the NAIC issued SSAP No. 108 which prescribed guidance for derivatives that hedge interest rate risk of variable annuity guarantees. SSAP No. 108 was effective as of January 1, 2020 with a prospective approach. Early adoption was permitted as of January 1, 2019. The Company did not elect to early adopt and there was no impact in 2020 to the Company with the adoption of this guidance.

Statement of Statutory Accounting Principles No. 22 - "Leases" (SSAP No. 22R)
In August 2019, the NAIC issued SSAP No. 22R which incorporated guidance issued in 2016 by the Financial Accounting Standards Board (FASB) but rejected the guidance issued by FASB for statutory accounting with retention of the operating lease concept. SSAP No. 22R was effective as of January 1, 2020, with early adoption permitted. The Company did not elect to early adopt and there was no impact in 2020 to the Company with the adoption of this guidance.

Statement of Statutory Accounting Principles No. 32 - "Preferred Stock" (SSAP No. 32R)
In July 2020, the NAIC issued SSAP No. 32R which incorporates revisions to the definitions, measurement guidance and impairment guidance for preferred stock pursuant to the investment classification project. SSAP No. 32R is effective as of January 1, 2021, with early adoption permitted. The Company has not elected to early adopt and is currently evaluating the impact of this guidance on its financial position and results of operations.

NOTE 1 - NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES, (continued)

Statement of Statutory Accounting Principles No. 106 - "Affordable Care Act Section 9010 Assessment" (SSAP No. 106)
In July 2020, the NAIC superseded SSAP No. 106 and nullified INT 18-02: Affordable Care Act (ACA) Section 9010 Assessment Moratoriums due to the repeal of the Section 9010 assessment by H.R. 1685 (Public Law No. 116-94). This action is effective as of January 1, 2021.

Change in Valuation Basis
The Company reported a change in valuation basis, which impacts variable annuity reserves for contracts written from 1981 to 2019 under the revisions to the Commissioners Annuity Reserve Valuation Method (CARVM) adopted in Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities (VM-21). The Company elected not to phase-in the change in reserve valuation basis and recognized the full amount in unassigned funds of $5,820 for the year ended December 31, 2020.

Accounting Changes
Interpretation No. 20-03, Troubled Debt Restructuring Due to COVID-19, which clarifies that a modification of mortgage loan or bank loan terms in response to COVID-19 shall follow the provisions detailed in the April 7, 2020 “Interagency Statement on Loan Modifications and reporting for Financial Institutions Working with Customers Affected by the Coronavirus” and the CARES Act in determining whether a modification shall be reported as a troubled debt restructuring within SSAP No. 36, Troubled Debt Restructuring (SSAP 36). This guidance is only applicable for the period beginning on March 1, 2020 and ending on the earlier of December 31, 2020, or the date that is 60 days after the date on which the national emergency concerning COVID-19 terminates. The Company has elected the option under this guidance not to account for or report qualifying concessions as troubled debt restructurings and does not classify such mortgage loans as either past due or nonaccrual during the payment deferral period. For some residential mortgage loan borrowers, the Company granted concessions which were primarily three to six month interest and principal payment deferrals. Deferred residential mortgage loan interest and principal payments were $226 at December 31, 2020. For some commercial mortgage loan borrowers (principally in the retail and hotel sectors), the Company granted concessions which were primarily principal payment deferrals generally ranging from three to six months and, to a much lesser extent, up to 24 months. Deferred commercial mortgage loan interest and principal payments were $3,018 at December 31, 2020.

NOTE 2 - BUSINESS COMBINATIONS AND GOODWILL

Statutory Purchase Method
Effective April 30, 2020, the Company acquired 100% of Select Benefits Group, Inc. dba Dental Select, a Utah third party administrator of dental and vision insurance products. In a concurrent transaction, Select Benefits Group, Inc. was converted to a limited liability company.
The transaction was accounted for as a statutory purchase and reflects the following:

2020
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of admitted goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Admitted goodwill as a % of SCA's BACV, gross of admitted goodwill
Select Benefits Group, LLC dba Dental Select	April 30, 2020	$92,609	$88,292	$82,406	$5,886	94.24%

Statutory Merger
Effective March 31, 2020, Calvert Investments, Inc., a wholly owned subsidiary, was dissolved per the statutory merger method with its net assets of $13,023 distributed to the Company. The Company recognized a realized gain of $2,994 in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis as a result of this transaction. No additional shares of the Company were issued.

NOTE 3 - INVESTMENTS

Bonds
The cost or amortized cost and estimated fair value of bonds by type are summarized as follows:

December 31, 2020
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$115,594	$10,701	$—	$126,295
All other governments	2,168	354	—	2,522
Special revenue and special assessment obligations and
all non-guaranteed obligations of agencies and authorities
of governments and their political subdivisions	265,949	23,558	(2)	289,505
Hybrid securities	10,008	2,257	(1,117)	11,148
Industrial and miscellaneous (unaffiliated)	9,244,705	1,081,266	(31,958)	10,294,013
Total bonds	$9,638,424	$1,118,136	$(33,077)	$10,723,483

December 31, 2019
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	$156,326	$7,853	$(15)	$164,164
All other governments	2,221	208	—	2,429
Special revenue and special assessment obligations and
all non-guaranteed obligations of agencies and authorities
of governments and their political subdivisions	312,903	14,945	(260)	327,588
Hybrid securities	9,891	3,049	(823)	12,117
Industrial and miscellaneous (unaffiliated)	8,626,225	582,312	(18,433)	9,190,104
Total bonds	$9,107,566	$608,367	$(19,531)	$9,696,402

At December 31, 2020 and 2019, the amortized cost of bonds was increased by $230 and reduced by $32, respectively, of cumulative fair value adjustments on ETF mutual fund bonds and bonds rated NAIC 6 to derive the carrying amounts of bonds in the Balance Sheets - Statutory Basis of $9,638,654 and $9,107,534, respectively.

The cost or amortized cost and estimated fair value of bonds at December 31, 2020 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Cost or Amortized Cost	Fair Value
Due in one year or less	$320,184	$326,200
Due after one year through five years	1,938,376	2,089,756
Due after five years through ten years	2,329,409	2,572,327
Due after ten years	4,891,677	5,558,915
Bonds with multiple repayment dates	158,778	176,285
Total bonds	$9,638,424	$10,723,483

Proceeds from the sales of bonds were $466,268, $443,120, and $639,981 for the years ended December 31, 2020, 2019 and 2018, respectively.

NOTE 3 - INVESTMENTS, (continued)

Realized capital gains (losses) are as follows:

	Years Ended December 31
	2020	2019	2018
Bonds:
Gross realized capital gains on sales	$21,299	$5,693	$5,062
Gross realized capital losses on sales	(7,164)	(5,945)	(5,317)
Net realized capital gains (losses) on sales	14,135	(252)	(255)
Other, including impairments and net gain on dispositions other than sales	(4,018)	(2,116)	(1,579)
Total bonds	10,117	(2,368)	(1,834)
Preferred stocks	(6)	156	—
Common stocks	15,400	21,698	33,538
Mortgage loans	93	246	(1,102)
Real estate	(1)	592	555
Other investments	12,463	15,898	2,021
Realized capital gains before federal income taxes and transfer to IMR	38,066	36,222	33,178
Realized capital gains transferred to IMR	18,132	3,819	2,047
Federal income tax expense	3,557	10,999	12,667
Net realized capital gains	$16,377	$21,404	$18,464

The Company has entered into an agreement with the FHLB of Topeka to enhance investment yields through investment spread strategies and to provide for liquidity needs, if a future need for immediate liquidity arises. The agreement provides for advances (lines of credit) up to $807,377 to the Company in return for the purchase of asset-based membership stock equal to 0.1% of assets, with a $500 maximum, plus an additional activity-based stock purchase equal to 4.5% of the advances less the amount of the asset-based membership stock held. As part of the agreement, $16,662 in stock was owned at December 31, 2020 and 2019. Excluding the funding agreements, the Company had no outstanding balance related to the line of credit at any time during 2020 and 2019.

The amount of FHLB capital stock held, in aggregate, and classified as of December 31 is as follows:

	General Account
	2020	2019
Membership stock - class A	$325	$324
Membership stock - class B	14,961	15,782
Excess stock	1,376	556
Aggregate total	$16,662	$16,662
Actual or estimated borrowing capacity as determined by the insurer	$807,377	$753,093

As of December 31, 2020 and 2019, the Company did not have any FHLB membership stock, listed above, eligible for redemption.

As of December 31, 2020 and 2019, the Company had issued $500,000 of funding agreements with the FHLB. There is $1,087,735 and $992,902 of bonds and mortgage loans pledged as collateral at December 31, 2020 and 2019, respectively, as a result of these agreements. The assets and reserves related to the funding agreements are reported in the general account as the Company’s strategy is to increase investment income to the general account from the investment spread strategy. The related reserves are reported in deposit-type funds of $500,158 and $500,865 on the Balance Sheets – Statutory Basis as of December 31, 2020 and 2019, respectively.

NOTE 3 - INVESTMENTS, (continued)

The values of the bonds and mortgage loans pledged as collateral to the FHLB and the total aggregate borrowing by the Company as of December 31 is as follows:

	General Account
	2020	2019
Fair value	$1,185,086	$1,039,302
Carrying value	$1,087,735	$992,902
Aggregate total borrowing - funding agreements	$500,000	$500,000

The maximum amount of collateral pledged to the FHLB during December 31 is as follows:

	General Account
	2020	2019
Fair value	$1,185,086	$1,052,994
Carrying value	$1,087,735	$999,254
Amount borrowed at time of maximum collateral - funding agreements	$500,000	$500,000

The Company does not have any prepayment obligations related to the funding agreements.

Restricted Assets
A detailed summary of restricted assets (including pledged assets) primarily bonds, common stock, mortgage loans and cash at cost or amortized cost is as follows:

December 31, 2020
	Gross Restricted					Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$16,662	$16,662	$—	$—	$16,662	0.065%	0.065%
Bonds on deposit with states	133,105	132,873	232	—	133,105	0.515%	0.518%
Pledged collateral to FHLB
(including assets backing
funding agreements)	1,087,735	992,902	94,833	—	1,087,735	4.211%	4.233%
Pledged as collateral not
captured in other categories:
Derivatives	54,988	45,751	9,237	—	54,988	0.213%	0.214%
Other restricted assets:
Policy Loans reinsurance
assumed	125,736	137,280	(11,544)	—	125,736	0.487%	0.489%
Bonds and short-term
investments from
reinsurance assumed	1,116,592	1,136,548	(19,956)	—	1,116,592	4.323%	4.345%
Total restricted assets	$2,534,818	$2,462,016	$72,802	$—	$2,534,818	9.814%	9.864%

NOTE 3 - INVESTMENTS, (continued)

December 31, 2019
	Gross Restricted					Percentage
Restricted Asset Category	Total Current Year	Total Prior Year	Increase/ (Decrease)	Total Non-admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$16,662	$17,579	$(917)	$—	$16,662	0.069%	0.069%
Bonds on deposit with states	132,873	132,618	255	—	132,873	0.549%	0.552%
Pledged collateral to FHLB
(including assets backing
funding agreements)	992,902	928,577	64,325	—	992,902	4.104%	4.127%
Pledged as collateral not
captured in other categories:
Derivatives	45,751	26,775	18,976	—	45,751	0.189%	0.190%
Other restricted assets:
Policy Loans reinsurance
assumed	137,280	148,778	(11,498)	—	137,280	0.567%	0.571%
Bonds and short-term
investments from
reinsurance assumed	1,136,548	1,167,693	(31,145)	—	1,136,548	4.697%	4.724%
Total restricted assets	$2,462,016	$2,422,020	$39,996	$—	$2,462,016	10.175%	10.233%

An aging of unrealized losses on the Company’s investments in bonds and unaffiliated stocks were as follows:

	December 31, 2020
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$—	$—	$—	$—	$—	$—
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	28,295	(1)	16	(1)	28,311	(2)
Hybrid securities	—	—	5,990	(1,117)	5,990	(1,117)
Industrial and miscellaneous (unaffiliated)	4,189,584	(18,243)	449,305	(13,715)	4,638,889	(31,958)
Total bonds	4,217,879	(18,244)	455,311	(14,833)	4,673,190	(33,077)
Preferred stocks	—	—	5,771	(535)	5,771	(535)
Common stocks	121,643	(1,074)	10,097	(349)	131,740	(1,423)
Total	$4,339,522	$(19,318)	$471,179	$(15,717)	$4,810,701	$(35,035)

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2019
	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Bonds:
U.S. Governments	$8,456	$(15)	$—	$—	$8,456	$(15)
Special revenue and special assessment
obligations and all non-guaranteed
obligations of agencies and authorities
of governments and their political
subdivisions	31,015	(259)	18	(1)	31,033	(260)
Hybrid securities	—	—	4,315	(823)	4,315	(823)
Industrial and miscellaneous (unaffiliated)	558,437	(5,366)	327,100	(13,067)	885,537	(18,433)
Total bonds	597,908	(5,640)	331,433	(13,891)	929,341	(19,531)
Preferred stocks	1,344	(23)	3,585	(574)	4,929	(597)
Common stocks	13,404	(699)	5,445	(467)	18,849	(1,166)
Total	$612,656	$(6,362)	$340,463	$(14,932)	$953,119	$(21,294)

The unrealized losses related to bonds in 2020 and 2019 reported above were partially due to liquidity and credit-related considerations. The Company considers various factors when considering if a decline is other-than-temporary, including the length of time and size of the unrealized loss, deterioration in ratings, industry conditions or factors related to a geographic area that are negatively affecting a security, violation of loan covenants, overall financial condition of the issuer and the Company’s intention and ability to sell or hold the security until maturity or recovery. Upon review of these factors, the Company determined that such declines were temporary in nature. Therefore, the Company does not believe the unrealized losses on investments represent an other-than-temporary impairment as of December 31, 2020, 2019 and 2018.

The Company considers various factors when considering if a decline in the fair value of a common stock security is other-than-temporary, including but not limited to, the length of time and magnitude of the unrealized loss; the volatility of the investment; analyst recommendations and price targets; opinions of the Company’s investment managers; market liquidity; and the Company’s intentions to sell or ability to hold the investments until recovery. Based on an evaluation of these factors, the Company did not record any realized losses for other-than-temporary impairments on unaffiliated common stocks during 2020, 2019 and 2018.

The Company’s bond and short-term investment portfolios are predominantly comprised of investment grade securities. At December 31, 2020 and 2019, bonds at book/adjusted carrying value totaling $516,962 and $397,446, respectively, (5.3% and 4.4%, respectively, of the total bond and short-term portfolios) are considered below investment grade. Securities are classified as below investment grade by utilizing rating criteria established by the NAIC. During 2020, 2019 and 2018, the Company recorded realized losses for other-than-temporary impairments on bonds of $6,584, $3,798 and $4,081, respectively.

The Company did not recognize any other-than-temporary impairments on loan-backed and structured security investments in 2020.

A summary of loan-backed and structured security investments included in industrial and miscellaneous (unaffiliated) with unrealized losses for which an other-than-temporary impairment has not been recognized is as follows:

December 31, 2020
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Structured securities	$372,165	$357,523	$(14,642)	$285,971	$274,935	$(11,036)

NOTE 3 - INVESTMENTS, (continued)

December 31, 2019
	Unrealized Less Than 12 Months			Unrealized 12 Months or More
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Losses	Cost	Value	Losses
Structured securities	$445,888	$442,855	$(3,033)	$239,381	$231,896	$(7,485)

Mortgage Loans and Real Estate
For the commercial mortgage loans held by the Company, debt service coverage ratio (DSCR) is considered a key credit quality indicator for loans that are income dependent while loan to value and borrower financial strength are considered key credit quality indicators for borrower-occupied loans. Debt service coverage ratios compare a property’s net operating income to the borrower’s principal and interest payments. Loan to value and debt service coverage ratios are updated annually or as warranted by economic conditions or impairment considerations. Residential mortgage loans which are delinquent as to principal and interest 90 days or more are classified as nonperforming loans.

Debt service coverage ratios for income dependent mortgage loans are summarized as follows:

	December 31
	2020	2019
DSCR distribution
Below 1.0	$38,706	$65,891
1.0 - 1.2	170,232	174,352
1.2 - 1.8	975,980	1,031,190
Greater than 1.8	793,858	651,647
Total	$1,978,776	$1,923,080

Mortgage loans with a debt service coverage ratio below 1.0 that are not considered impaired primarily relate to instances where the borrower has the financial capacity to fund the revenue shortfalls from the properties for the foreseeable future, the decrease in cash flows is considered temporary, or there are other risk mitigating factors.

Loan to value for borrower-occupied commercial real estate mortgage loans is summarized as follows:

	December 31
	2020	2019
Loan to value
Below 60%	$23,089	$26,466
60-75%	382	9,065
Above 75%	2,357	299
Total	$25,828	$35,830

The key credit quality indicators for the residential mortgage loans are based on payment activity as follows:

	December 31, 2020
	Residential First Mortgages	Second Trusts	Total
Performing	$84,743	$2,382	$87,125
Non-performing	2,629	92	2,721
Total	$87,372	$2,474	$89,846

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2019
	Residential First Mortgages	Second Trusts	Total
Performing	$109,472	$3,769	$113,241
Non-performing	2,786	407	3,193
Total	$112,258	$4,176	$116,434

An aging analysis of the loans held by the Company is summarized as follows:

	December 31, 2020
	Residential	Commercial	Total
Recorded investment (all)
Current	$84,685	$2,004,604	$2,089,289
30-59 days past due	1,960	—	1,960
60-89 days past due	480	—	480
90-179 days past due	564	—	564
180+ days past due	2,157	—	2,157
Accruing Interest 180+ Days Past Due
Recorded investment	—	—	—
Interest accrued	—	—	—
Participant or co-lender in a mortgage loan agreement
Recorded investment	22,092	1,584,297	1,606,389

	December 31, 2019
	Residential	Commercial	Total
Recorded investment (all)
Current	$109,996	$1,952,361	$2,062,357
30-59 days past due	1,910	—	1,910
60-89 days past due	1,335	1,803	3,138
90-179 days past due	623	—	623
180+ days past due	2,570	4,746	7,316
Accruing Interest 180+ Days Past Due
Recorded investment	—	4,746	4,746
Interest accrued	—	561	561
Participant or co-lender in a mortgage loan agreement
Recorded investment	23,705	1,464,978	1,488,683

At December 31, 2020, the average size of an individual commercial mortgage loan was $2,213. The average size of an individual residential mortgage loan was $231, excluding a loan held as a participant or co-lender in a mortgage agreement, as shown in the table above. For commercial mortgage loans, the Company’s policy is to obtain a first mortgage lien and to require a loan to value ratio of 75% or less at acquisition. The Company's policy for commercial loans is to recognize due and accrued interest income on impaired loans if deemed collectible. However, the due and accrued interest income deemed collectible on impaired loans over 180 days past due is non-admitted. For residential loans, the Company recognizes due and accrued interest income on impaired loans if under 90 days delinquent. Loans 90 days past due or greater will be placed on non-accrual status and all previously accrued interest will be reversed.

The Company had mortgage reserves (the mortgage component of the AVR) of $17,001 and $18,433 at December 31, 2020 and 2019, respectively. As of December 31, 2020, the maximum and minimum rates of interest in the Company’s mortgage loan portfolio were 8.00% and 3.19% for commercial mortgage loans and 9.63% and 2.00% for residential mortgage loans.

NOTE 3 - INVESTMENTS, (continued)

In 2020 and 2019, the Company issued 92 and 104, respectively, new commercial mortgage loans at the maximum and minimum rates of interest of 6.50% and 6.50%, respectively, and 3.20% and 3.75%, respectively, totaling $256,815 and $342,509, respectively. The Company did not acquire any new residential mortgage loans in 2020 and 2019.

At December 31, 2020 and 2019, the Company held no mortgage loans that were converted to loans that require payments of principal or interest be made based upon the cash flows generated by the property serving as collateral for the loans or that have a diminutive payment requirement.

Commercial and residential mortgage loans are evaluated individually for impairment. The Company had no impairments for commercial mortgage loans during 2020, 2019 and 2018. Impairments for residential mortgage loans were $2, $51 and $277 during 2020, 2019 and 2018, respectively.

The Company had no investment in impaired loans with credit losses as of December 31, 2020 and 2019. The investment in impaired loans without credit losses are as follows:

	December 31, 2020
	Residential	Commercial	Total
No allowance for credit losses	$53,633	$—	$53,633

	December 31, 2019
	Residential	Commercial	Total
No allowance for credit losses	$71,968	$2,440	$74,408

A summary of information pertaining to impaired loans is as follows:

	December 31, 2020
	Residential	Commercial	Total
Average recorded investment	$64,336	$—	$64,336
Interest income recognized	2,645	144	2,789
Recorded investments on nonaccrual status	2,721	—	2,721
Amount of interest income recognized using the cash basis method
of accounting	2,654	—	2,654

	December 31, 2019
	Residential	Commercial	Total
Average recorded investment	$78,938	$2,489	$81,427
Interest income recognized	3,880	163	4,043
Recorded investments on nonaccrual status	3,193	—	3,193
Amount of interest income recognized using the cash basis method
of accounting	3,884	163	4,047

The mortgage loans derecognized as a result of foreclosure is as follows:

	December 31
	2020	2019
Aggregate amount of mortgage loans derecognized	$—	$555
Real estate collateral recognized	—	600

NOTE 3 - INVESTMENTS, (continued)

A summary of information pertaining to real estate sales is as follows:

	December 31, 2020
	Residential	Commercial	Total
Number of sales	—	1	1
Loss recognized	$—	$(1)	$(1)

	December 31, 2019
	Residential	Commercial	Total
Number of sales	4	—	4
Gain recognized	$762	$—	$762

The gains (losses) recorded on sales are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

No residential real estate properties were classified as held for sale for the years ended December 31, 2020 and 2019. The commercial real estate properties classified as held for sale have recorded values of $0 and $2,065 for the years ended December 31, 2020 and 2019, respectively.

Residential real estate is acquired through the foreclosure of residential mortgage loans. The Company’s intent is to dispose of all acquired residential real estate by sale as soon as economically feasible, which is typically within one year from acquisition.

Commercial real estate was either sold or classified as held for sale based on the Company’s intent to dispose of certain property via sale. Sales are usually within one year, based on economic factors, but may be extended per other executed agreements.

The Company recognizes real estate property impairments as other-than-temporary and records them as realized losses. The Company had no real estate impairments for the year ended December 31, 2020. The real estate impairments for the year ended December 31, 2019 were as follows:

	December 31, 2019
	Residential	Commercial	Total
Number of impairments	2	—	2
Impairment losses recorded	$170	$—	$170

Fair value for impaired commercial real estate and residential real estate was determined by valuations based on internal and/or external appraisals. The real estate impairment losses due to decreases in property value are recognized in net realized capital gains (losses) on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

NOTE 3 - INVESTMENTS, (continued)

Troubled Debt Restructuring
A summary of information pertaining to mortgage loans with restructured terms is as follows:

	December 31, 2020
	Residential	Commercial	Total
Number of loans	204	—	204
Carry value	$51,249	$—	$51,249
Interest income	$2,589	$—	$2,589

	December 31, 2019
	Residential	Commercial	Total
Number of loans	251	1	252
Carry value	$68,950	$2,440	$71,390
Interest income	$3,523	$163	$3,686

The Company incurred no amount of commitments to lend additional funds to debtors owing receivables whose terms have been modified in troubled debt restructuring. The Company’s income recognition policy for interest income on an impaired loan is the cash basis/cost recovery method. There was one short sale on residential mortgage loans in 2020 and 2019.

Low-Income Housing Tax Credit Investments
The Company has up to 12 remaining years of unexpired tax credits and is required to hold these investments for up to 16 years. During 2020 and 2019, the Company recognized $4,533 and $5,479, respectively, of low income housing tax credits (LIHTC) and other tax benefits. The Company’s investment in LIHTC recognized in the Balance Sheets - Statutory Basis in other investments was $66,272 and $51,427 and in other liabilities was $32,681 and $21,257 for the years ended December 31, 2020 and 2019, respectively. The Company has made unconditional commitments to provide additional capital contributions in low income housing partnerships of $10,896, $5,521, $9,561, in 2021, 2022 and 2023, respectively, and $6,703 thereafter. No property is currently subject to any regulatory review. The Company had no investment in LIHTC that exceeded 10% of its admitted assets. The Company recognized no impairment losses related to LIHTC during December 31, 2020 and 2019. The Company recognized no write-down or reclassification resulting from the forfeiture or ineligibility of tax credits during December 31, 2020 and 2019.

Offsetting and Netting of Assets and Liabilities
Call options and foreign currency swaps that qualified for offsetting and netting are as follows:

	December 31, 2020			December 31, 2019
	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements	Gross Amount Recognized	Amount Offset	Net Amount Presented on Financial Statements
Assets:
Derivatives - call options	$167,601	$106,748	$60,853	$116,092	$54,259	$61,833

Liabilities:
Derivatives - call options	$106,748	$106,748	$—	$54,259	$54,259	$—
Derivatives - foreign
currency swaps	551	—	551	—	—	—

NOTE 3 - INVESTMENTS, (continued)

At December 31, 2020 and 2019, the net asset amount of $60,853 and $61,833, respectively, was recorded in other investments and the net liability amount of $551 and $0, respectively, was recorded in other liabilities on the Balance Sheets – Statutory Basis.

Net Investment Income
Major categories of net investment income by class of investment are summarized below.

	Years Ended December 31
	2020	2019	2018
Income:
Bonds	$388,691	$385,443	$371,077
Preferred stocks	484	369	402
Common stocks	5,724	13,060	13,707
Mortgage loans	103,789	103,311	95,347
Real estate[1]	15,209	17,132	17,836
Loans on insurance contracts	28,114	32,546	29,916
Short-term investments	1,680	4,756	2,402
Derivatives	33,294	2,816	16,743
Other investments	36,121	32,445	23,716
Amortization of interest maintenance reserve	8,861	8,581	10,908
Gross investment income	621,967	600,459	582,054
Total investment expenses	47,339	58,954	44,337
Net investment income	$574,628	$541,505	$537,717
1Includes amounts for the occupancy of company-owned property of $8,999, $9,106 and $9,161 in 2020, 2019, and 2018, respectively.

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature (including make whole call provisions) during 2020 and 2019, of which the total number of CUSIPs sold, disposed or otherwise redeemed was 83 and 60, respectively, and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee was $9,756 and $4,518, respectively.

Fair Value Measurements
Included in various investment related lines in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks when carried at the lower of cost or market. The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input used.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by Fair Value Measurements as defined under NAIC SAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

NOTE 3 - INVESTMENTS, (continued)

Level 1 – Values are unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset at the reporting date.

Net asset value (NAV) – Separate account assets are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy.

The following tables provide information about the Company’s financial assets and liabilities measured and reported at fair value or NAV:

	December 31, 2020
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Industrial and miscellaneous (unaffiliated)	$—	$1,486	$83	$—	$1,569
Total bonds	—	1,486	83	—	1,569
Common stock
Industrial and miscellaneous (unaffiliated)	373,408	—	—	—	373,408
Total common stocks	373,408	—	—	—	373,408
Other investments	24,207	—	—	—	24,207
Derivative assets
Exchange traded index call options	256,300	—	—	—	256,300
Over the counter index call options	—	60,853	—	—	60,853
Total other investments	280,507	60,853	—	—	341,360
Separate account assets	—	—	—	11,041,001	11,041,001
Total assets at fair value/net asset value	$653,915	$62,339	$83	$11,041,001	$11,757,338

Liabilities at fair value
Derivative liabilities
Exchange traded index call options (written)	$205,572	$—	$—	$—	$205,572
Foreign currency swaps	—	551	—	—	551
Total liabilities at fair value	$205,572	$551	$—	$—	$206,123

NOTE 3 - INVESTMENTS, (continued)

	December 31, 2019
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets at fair value/net asset value
Bonds
Industrial and miscellaneous (unaffiliated)	$—	$433	$85	$—	$518
Total bonds	—	433	85	—	518
Common stock
Industrial and miscellaneous (unaffiliated)	321,498	—	—	—	321,498
Total common stocks	321,498	—	—	—	321,498
Other investments	22,328	—	—	—	22,328
Derivative assets
Exchange traded index call options	103,906	—	—	—	103,906
Over the counter index call options	—	61,833	—	—	61,833
Total other investments	126,234	61,833	—	—	188,067
Separate account assets	—	—	—	10,359,432	10,359,432
Total assets at fair value/net asset value	$447,732	$62,266	$85	$10,359,432	$10,869,515

Liabilities at fair value
Derivative liabilities
Exchange traded index call options (written)	$69,433	$—	$—	$—	$69,433
Foreign currency swaps	—	—	—	—	—
Total liabilities at fair value	$69,433	$—	$—	$—	$69,433

The valuation techniques used to measure the fair values by type of investment in the above table are as follows:

Level 1 – Financial Assets and Liabilities
These assets and liabilities include actively-traded exchange-listed common stocks, mutual funds, exchange traded call and put options and exchange traded call and put options (written). Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Derivative asset and liability valuations are based on quoted prices in active markets for identical securities. Exchange traded call options and equity put options and written exchange traded call options and written equity put options are classified as Level 1.

Level 2 – Financial Assets
The Company's Level 2 assets includes bonds, OTC index call options and foreign currency swaps. Prices are based on other observable inputs, including quoted prices for similar assets/liabilities. The Company used broker quotes which are corroborated to the market for the monthly valuation of the index call options and foreign currency swaps. For the index call options, the broker quotes use the S&P Dividend Yield and Implied Volatility inputs in the Black Scholes Model that is tailored to the remaining term of each call option. For the foreign currency swaps, the broker quotes use models that rely on inputs such as basis curves and currency spot rates that are observable for substantially the full term of the contract. In addition, the Company corroborates the broker quotes to Bloomberg and to actual trades.

Level 3 - Financial Assets
The Company classified asset-backed securities and residential mortgage-backed securities carried at fair value due to NAIC 6 ratings in Level 3 at December 31, 2020 and 2019. The primary inputs to valuation include reported trades, bids, benchmark yields, credit spreads, estimated cash flows, prepayment speeds, and collateral performance. Collateral performance is analyzed for each security and includes delinquency rates, loss severity rates and prepayment speeds. These securities were classified in Level 3 due to the price being based on uncorroborated broker quotes, unobservable market inputs or internal valuations.

NOTE 3 - INVESTMENTS, (continued)

NAV - Financial Assets
Separate account assets represent NAVs as a practical expedient received from fund managers who stand ready to transact at the quoted values. The funds in the separate account assets are considered open-end mutual funds, meaning that the fund is ready to redeem its shares at any time and offers its shares for sale to the public, either through retail outlets or through institutional investors continuously. For institutional funds, NAVs are received daily from fund managers, and the managers stand ready to transact at these quoted amounts. The Company, on behalf of the contract holders, transacts in these funds on a daily basis as part of the separate account trading activity. There are no unfunded commitments in the separate account assets.

The following tables summarize changes to our financial instruments for the years ended December 31, 2020 and 2019 carried at fair value for which the Company used significant unobservable inputs (Level 3) to determine fair value measurements:

	Beginning balance at 1/1/2020	Transfers into Level 3	Transfer out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus	Settlements	Ending balance at 12/31/2020
Assets:
Bonds
Industrial and miscellaneous (unaffiliated)	$85	$—	$—	$—	$1	$(3)	$83
Total assets	$85	$—	$—	$—	$1	$(3)	$83

	Beginning balance at 1/1/2019	Transfers into Level 3	Transfer out of Level 3	Total gains and (losses) included in net income	Total gains and (losses) included in surplus	Settlements	Ending balance at 12/31/2019
Assets:
Bonds
Industrial and miscellaneous (unaffiliated)	$85	$57	$—	$(57)	$—	$—	$85
Total assets	$85	$57	$—	$(57)	$—	$—	$85

Transfers out of Level 3 during 2020 included securities measured at lower of amortized cost or market, reported at amortized cost in 2020 and at fair value in 2019. Transfers into Level 3 during 2019 included securities measured at lower of cost or market, reported at fair value in 2019 and at cost in 2018.

The following table presents information about significant unobservable inputs used in Level 3 assets measured at fair value:

December 31, 2020
Assets accounted for		Predominant	Significant	Range of Values	Impact of Increase
at Fair Value		Valuation	Unobservable	- Unobservable Inputs	in Input on
on a recurring basis	Fair Value	Method	Input	(Weighted Average) ¹	Fair Value ²
Asset-backed securities [3]	$83	Vendor price	Price	70 - 70 (70)	Increase
¹ The weighted average is determined based on the fair value of the securities.
² Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.
³ Primarily collateralized by home equity.

NOTE 3 - INVESTMENTS, (continued)

December 31, 2019
Assets accounted for		Predominant	Significant	Range of Values	Impact of Increase
at Fair Value		Valuation	Unobservable	- Unobservable Inputs	in Input on
on a recurring basis	Fair Value	Method	Input	(Weighted Average) ¹	Fair Value ²
Asset-backed securities [3]	$85	Vendor price	Price	70 - 70 (70)	Increase
¹ The weighted average is determined based on the fair value of the securities.
² Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.
³ Primarily collateralized by home equity.

The tables below reflect the fair values or NAV and book/adjusted carrying values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method. The Company had no financial instruments that were not practicable to calculate fair value. The Company had no investments measured using NAV instead of fair value in which the investment may be sold below NAV or significant restrictions in the liquidation of the investment held at NAV. The fair values are also categorized into the three-level fair value hierarchy as described previously:

December 31, 2020
	Fair Value	Book/Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$10,723,483	$9,638,654	$—	$7,467,161	$3,256,322	$—
Preferred stocks	13,160	12,177	—	13,160	—	—
Common stocks	390,070	390,070	373,408	16,662	—	—
Mortgage loans	2,250,727	2,094,450	—	—	2,250,727	—
Cash, cash equivalents and short-term
investments	370,839	370,839	370,839	—	—	—
Loans on insurance contracts	687,007	539,975	—	—	687,007	—
Other investments	501,978	485,923	283,477	140,563	77,938	—
Investment income due and accrued	113,867	113,867	113,867	—	—	—
Separate account assets	—	11,041,001	—	—	—	11,041,001
Total financial assets	$15,051,131	$24,686,956	$1,141,591	$7,637,546	$6,271,994	$11,041,001

Liabilities:
Deposit-type funds	$1,001,005	$1,000,269	$—	$—	$1,001,005	$—
Borrowings	3,865	3,733	—	—	3,865	—
Derivative liabilities	206,123	206,123	205,572	551	—	—
Separate account liabilities	—	11,041,001	—	—	—	11,041,001
Total financial liabilities	$1,210,993	$12,251,126	$205,572	$551	$1,004,870	$11,041,001

NOTE 3 - INVESTMENTS, (continued)

December 31, 2019
	Fair Value	Book/Adjusted Carrying Value	Level 1	Level 2	Level 3	Net Asset Value
Assets:
Bonds	$9,696,402	$9,107,534	$—	$6,694,026	$3,002,376	$—
Preferred stocks	5,760	6,355	—	5,760	—	—
Common stocks	338,160	338,160	321,498	16,662	—	—
Mortgage loans	2,171,252	2,075,344	—	—	2,171,252	—
Cash, cash equivalents and short-term
investments	294,022	294,022	294,022	—	—	—
Loans on insurance contracts	666,163	559,341	—	—	666,163	—
Other investments	330,551	320,895	131,984	136,463	62,104	—
Investment income due and accrued	115,719	115,719	115,719	—	—	—
Separate account assets	—	10,359,432	—	—	—	10,359,432
Total financial assets	$13,618,029	$23,176,802	$863,223	$6,852,911	$5,901,895	$10,359,432

Liabilities:
Deposit-type funds	$975,019	$975,288	$—	$—	$975,019	$—
Borrowings	3,375	3,353	—	—	3,375	—
Derivative liabilities	69,433	69,433	69,433	—	—	—
Separate account liabilities	—	10,359,432	—	—	—	10,359,432
Total financial liabilities	$1,047,827	$11,407,506	$69,433	$—	$978,394	$10,359,432

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds and preferred stocks: For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values of loan-backed and structured securities are estimated using values obtained from independent pricing services or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Bonds and preferred stocks priced based on observable market information are assigned to Level 2. Bonds priced based on uncorroborated broker quotes, unobservable market inputs or internal valuations are assigned to Level 3.

Common stocks: For publicly traded securities and mutual funds, fair value is obtained from independent pricing services or fund managers and are assigned to Level 1 as the fair values are based on quoted prices in active markets for identical securities. For stock in FHLB carrying amount approximates fair value and as such is assigned to Level 2. Stocks in affiliates carried on the equity method are not included as part of the fair value disclosure.

Mortgage loans: The fair value of commercial mortgage loans is primarily determined by estimating expected future cash flows and discounting the cash flows using current interest rates for similar mortgage loans with similar credit risk. The fair value of residential mortgage loans is determined by the Yield-Based or Price-Based approach. The Yield-Based approach, applied to performing and sub-performing loans, estimates fair value by first modeling contractual cash flows and then discounting the cash flows at an appropriate discount rate that incorporates an appropriate base rate (e.g., Treasury) to which a risk premium (spread) is added. The Price-Based approach, applied to non-performing loans (greater than 90 days past due) along with certain sub-performing loans, utilizes a direct estimate of a loan’s net present value or dollar price, largely based on underlying collateral values.

NOTE 3 - INVESTMENTS, (continued)

Cash, cash equivalents and short-term investments, and investment income due and accrued: The carrying amounts for these instruments approximate their fair values due to the short maturity of these investments.

Other investments and derivative liabilities: Public equity securities are classified as Level 1 securities as the fair values are based on quoted prices in active markets. Exchange traded call and put options and exchange traded call and put options (written) are classified as Level 1 since the valuations are based on quoted prices in active markets for identical securities. U.S. government agency securities are classified as Level 2 as the prices are based on observable market data. OTC index call options where the primary inputs to valuations include broker quotes that utilize inputs tailored to the remaining term of each call option and are assigned to Level 2. Foreign currency swaps are classified as Level 2 as the valuation is based on models that rely on inputs such as basis curves and currency spot rates that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment. The fair value for other investments assigned to Level 3 are based on quoted market prices where trading activity is not available to corroborate or internally derived based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Other investments carried on the equity method are not included as part of the fair value disclosure.

Loans on insurance contracts: The fair values for loans on insurance contracts are estimated using discounted cash flow analysis at interest rates currently offered for similar loans. Loans on insurance contracts with similar characteristics are aggregated for purposes of the calculations.

Deposit-type funds: Deposit-type funds are valued using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Borrowings: The fair value of borrowed money is estimated using discounted cash flow calculations based on current interest rates consistent with the maturity of the obligation.

Separate account assets and liabilities: Separate account assets represent NAV as a practical expedient received from fund managers who stand ready to transact at the quoted values. Separate account liabilities are carried at the value of the underlying assets.

NOTE 4 - INCOME TAXES

The application of NAIC SAP requires a company to evaluate the recoverability of gross deferred tax assets and to establish a valuation allowance if necessary to reduce the gross deferred tax asset to an amount which is more likely than not to be realized (adjusted gross deferred tax asset). Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversals; (4) taxable capital gains in prior carry back years as well as projected taxable earnings exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

Based on an evaluation of the above factors, management believes it more likely than not that the adjusted gross deferred tax assets will be realized.

NOTE 4 - INCOME TAXES, (continued)

The components of the net deferred tax asset/(liability) as of December 31, 2020 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$234,307	$3,851	$238,158
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	234,307	3,851	238,158
Deferred tax assets non-admitted	64,592	—	64,592
Subtotal net admitted deferred tax assets	169,715	3,851	173,566
Deferred tax liabilities	44,613	46,341	90,954
Net admitted deferred tax assets/(net deferred tax liability)	$125,102	$(42,490)	$82,612

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2020 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$82,612	$—	$82,612
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$82,612	$—	$82,612
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$249,849
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$87,103	$3,851	$90,954
Deferred tax assets admitted as the result of application
of NAIC SAP	$169,715	$3,851	$173,566

The components of the net deferred tax asset/(liability) as of December 31, 2019 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$212,086	$4,943	$217,029
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	212,086	4,943	217,029
Deferred tax assets non-admitted	60,967	—	60,967
Subtotal net admitted deferred tax assets	151,119	4,943	156,062
Deferred tax liabilities	48,530	35,890	84,420
Net admitted deferred tax assets/(net deferred tax liability)	$102,589	$(30,947)	$71,642

NOTE 4 - INCOME TAXES, (continued)

The amount of admitted adjusted gross deferred tax assets under each component of NAIC SAP as of December 31, 2019 is:

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$71,642	$—	$71,642
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$71,642	$—	$71,642
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$242,954
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$79,477	$4,943	$84,420
Deferred tax assets admitted as the result of application
of NAIC SAP	$151,119	$4,943	$156,062

The changes in the components of the net deferred tax asset/(liability) from December 31, 2019 to December 31, 2020 are as follows:

	Ordinary	Capital	Total
Gross deferred tax assets	$22,221	$(1,092)	$21,129
Statutory valuation allowance adjustment	—	—	—
Adjusted gross deferred tax assets	22,221	(1,092)	21,129
Deferred tax assets non-admitted	3,625	—	3,625
Subtotal net admitted deferred tax assets	18,596	(1,092)	17,504
Deferred tax liabilities	(3,917)	10,451	6,534
Net admitted deferred tax assets/(net deferred tax liability)	$22,513	$(11,543)	$10,970

	Ordinary	Capital	Total
Admission calculation components - NAIC SAP
Federal income taxes paid in prior years recoverable through
loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized
(excluding the amount of deferred tax assets from above)
after application of the threshold limitation	$10,970	$—	$10,970
Adjusted gross deferred tax assets expected to be
realized following the balance sheet date	$10,970	$—	$10,970
Adjusted gross deferred tax assets allowed per
limitation threshold	xxx	xxx	$6,895
Adjusted gross deferred tax assets offset by gross deferred
tax liabilities	$7,626	$(1,092)	$6,534
Deferred tax assets admitted as the result of application
of NAIC SAP	$18,596	$(1,092)	$17,504

The Company does not carry any deferred tax liabilities on unrealized capital gains related to investments in affiliates.

NOTE 4 - INCOME TAXES, (continued)

The Company used the following amounts in determining the DTA admissibility:

	2020	2019
Ratio percentage used to determine recovery period and
threshold limitation above	1,030%	1,086%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation above	$1,665,660	$1,619,690

There were no tax planning strategies utilized as of December 31, 2020 or 2019.

The provision for incurred federal income taxes on earnings are:

	Years ended December 31
	2020	2019	2018
Federal	$19,600	$31,941	$(16,398)
Federal income tax on net capital gains	7,365	11,801	13,097
Federal income tax incurred/(recovered)	$26,965	$43,742	$(3,301)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31			Change	Change
	2020	2019	2018	from 2019	from 2018
Deferred tax assets:
Ordinary
Discounting of unpaid losses	$167	$136	$132	$31	$4
Unearned premium reserve	430	389	397	41	(8)
Policyholder reserves	89,735	80,590	75,879	9,145	4,711
Investments	7,521	57	289	7,464	(232)
Deferred acquisition costs	70,032	67,107	65,041	2,925	2,066
Policyholder dividends accrual	1,548	1,806	1,943	(258)	(137)
Fixed assets	5	85	73	(80)	12
Compensation and benefits accrual	29,239	27,200	24,673	2,039	2,527
Receivables - non-admitted	14,571	13,549	15,323	1,022	(1,774)
Net operating loss carry-forward	277	294	440	(17)	(146)
Tax credit carry-forward	—	—	35	—	(35)
Coinsurance/modified coinsurance transaction	—	12,219	13,267	(12,219)	(1,048)
Other (including items <5% of total
ordinary tax assets)	20,782	8,654	8,001	12,128	653
Subtotal	234,307	212,086	205,493	22,221	6,593
Statutory valuation allowance adjustment	—	—	—	—	—
Non-admitted deferred tax assets	64,592	60,967	68,224	3,625	(7,257)
Admitted ordinary deferred tax assets	$169,715	$151,119	$137,269	$18,596	$13,850

NOTE 4 - INCOME TAXES, (continued)

	December 31			Change	Change
	2020	2019	2018	from 2019	from 2018
Capital
Investments	$1,469	$1,486	$1,863	$(17)	$(377)
Real Estate	1,938	2,797	2,682	(859)	115
Other (including items <5% of total
ordinary tax assets)	444	660	845	(216)	(185)
Subtotal	3,851	4,943	5,390	(1,092)	(447)
Statutory valuation allowance adjustment	—	—	—	—	—
Non-admitted	—	—	—	—	—
Admitted capital deferred tax assets	3,851	4,943	5,390	(1,092)	(447)
Admitted deferred tax assets	$173,566	$156,062	$142,659	$17,504	$13,403

Deferred tax liabilities:
Ordinary
Investments	$3,014	$3,123	$3,277	$(109)	$(154)
Fixed assets	2,925	3,322	4,062	(397)	(740)
Deferred and uncollected premium	17,793	18,001	18,848	(208)	(847)
Policyholder reserves	17,038	20,597	23,804	(3,559)	(3,207)
Unearned commissions	3,699	3,343	2,673	356	670
Other (including items <5% of total
ordinary tax liabilities)	144	144	150	—	(6)
Subtotal	$44,613	$48,530	$52,814	$(3,917)	$(4,284)

Capital
Investments	$46,050	$35,890	$20,610	$10,160	$15,280
Real estate	291	—	—	291	—
Subtotal	$46,341	$35,890	$20,610	$10,451	$15,280

Deferred tax liabilities	$90,954	$84,420	$73,424	$6,534	$10,996

Net deferred tax assets	$82,612	$71,642	$69,235	$10,970	$2,407

The change in the net admitted deferred tax assets was $10,970, $2,407 and $7,792 for the years ended December 31, 2020, 2019 and 2018, respectively. The change in non-admitted deferred tax assets of $3,625, $(7,257) and $7,405 was included in change in non-admitted assets in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2020, 2019 and 2018, respectively.

The change in net deferred income taxes as of December 31 is as follows:

	2020	2019	Change
Total gross deferred tax assets	$238,158	$217,029	$21,129
Total deferred tax liabilities	90,954	84,420	6,534
Net deferred tax asset	$147,204	$132,609	14,595
Tax effect of change in unrealized gains and pension liability			3,728
Calvert deferred tax asset from dissolution			(651)
Change in net deferred income tax			$17,672

NOTE 4 - INCOME TAXES, (continued)

	2019	2018	Change
Total gross deferred tax assets	$217,029	$210,883	$6,146
Total deferred tax liabilities	84,420	73,424	10,996
Net deferred tax asset	$132,609	$137,459	(4,850)
Tax effect of change in unrealized gains and pension liability			25,349
Change in net deferred income tax			$20,499

	2018	2017	Change
Total gross deferred tax assets	$210,883	$191,710	$19,173
Total deferred tax liabilities	73,424	69,448	3,976
Net deferred tax asset	$137,459	$122,262	15,197
Tax effect of change in unrealized losses and pension liability			(19,839)
Change in net deferred income tax			$(4,642)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference as of December 31, 2020, 2019 and 2018 were as follows:

	2020	2019	2018
Net gain from operations before income taxes	$67,641	$101,784	$36,394
Net realized capital gains before income taxes	38,066	36,222	33,178
Deferred reinsurance gain (loss), net	(3,643)	35,649	—
Change in reserve on account of change in valuation basis	5,820	—	—
Total pre-tax statutory income	107,884	173,655	69,572
Change in non-admitted assets	(4,868)	8,450	(1,326)
IMR amortization	(8,861)	(8,581)	(10,908)
Affordable Care Act assessment	14,556	—	13,324
Tax-exempt income	(22,785)	(24,932)	(25,501)
Dividends received deduction	—	(5,000)	(6,000)
Subsidiary conversion to single member LLC	(7,014)	—	—
Realized gain on dissolution of subsidiary	(2,994)	—	—
Non-deductible expense	2,691	4,223	4,497
Other	2,368	2,392	3,025
Subtotal	80,977	150,207	46,683
Statutory tax rate	0.21	0.21	0.21
Subtotal	17,005	31,543	9,803
Tax rate differential from provision to return	—	—	(1,849)
Tax credits	(7,712)	(8,300)	(6,613)
Total statutory income taxes	$9,293	$23,243	$1,341

Federal and foreign income tax incurred/(recovered)	$26,965	$43,742	$(3,301)
Change in deferred income tax	(17,672)	(20,499)	4,642
Total statutory income taxes	$9,293	$23,243	$1,341

The Company has no foreign tax credit carryovers to subsequent years.

NOTE 4 - INCOME TAXES, (continued)

At December 31, 2020, the Company has carryovers to subsequent years as follows:

Year of Origination		Amount	Year of Expiration
2016	Net operating loss	$1,319	2036

The amount of federal income tax which is available for recoupment in the event of future capital losses is $8,905, $14,820, $15,294 for the tax years 2018, 2019, 2020, respectively.

There were no deposits admitted under IRC Section 6033.

The Company joins in a consolidated federal income tax return filed by AMHC. The other members of the affiliated group joining in the AMHC consolidated return are as follows:
Ameritas Holding Company	Calvert Investments, Inc.
Ameritas Investment Partners, Inc.	Calvert Investment Management, Inc.
Ameritas Life Insurance Corp.
Ameritas Life Insurance Corp. of New York

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

At December 31, 2020 and 2019, the Company no longer recognized a gross alternative minimum tax (AMT) credit as a deferred tax asset. The Company's AMT credit carryforward at December 31 is as follows:

	2020	2019
Beginning balance of AMT credit carryforward	$—	$35
Adjustments	—	35
Ending balance of AMT credit carryforward	—	—
Non-admitted	—	—
Ending balance	$—	$—

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES

In 2020, 2019 and 2018, the Company received cash dividends of $0, $5,000 and $6,000, respectively, from its wholly owned subsidiary, Calvert, which was recorded in net investment income in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

In 2020, 2019 and 2018, the Company made capital contributions of $7,550, $0 and $5,750, respectively, to its wholly owned subsidiary, AIC.

In 2020, 2019 and 2018, the Company made capital contributions of $0, $30,000 and $0, respectively, to its wholly owned subsidiary, Ameritas-NY. No additional shares were issued.

In 2020, 2019 and 2018, the Company received a return of capital of $0, $1,000 and $0, respectively, from its wholly owned subsidiary, Griffin, which was accounted for as a reduction in its carrying value.

The Company's variable life and annuity products are distributed through AIC, an affiliated company. Policies placed by this affiliate generated commission and general insurance expense of $24,766, $16,750 and $17,869 for the years ended December 31, 2020, 2019 and 2018, respectively.

NOTE 5 - INFORMATION CONCERNING PARENT, SUBSIDIARIES, AFFILIATES AND RELATED PARTIES, (continued)

The Company reported the following amounts due from/(to) the below listed affiliates at December 31, 2020 and 2019, which were recorded in other admitted assets and other liabilities in the Balance Sheets-Statutory Basis. The terms of the settlements require that these amounts be settled monthly.

	2020	2019
Ameritas Holding Company	$(3,563)	$(3,178)
Ameritas Life Insurance Corp. of New York	4,981	3,041
Ameritas Investment Company, LLC	940	860
Ameritas Investment Partners, Inc.	767	832
Griffin Realty, LLC	5	—
Dental Select	1,756	—
Calvert Investments, Inc.	—	1,036
Total	$4,886	$2,591

The Company provides, as well as receives, technical, financial, legal and marketing support to and from its affiliates under various administrative service and cost-sharing agreements. The net effect on general insurance expenses under these agreements has been a decrease of $32,957, $31,076 and $33,547 for the years ended December 31, 2020, 2019 and 2018, respectively.

In addition, the Company receives investment advisory services from an affiliate. Costs related to this agreement, which are included in investment expenses, totaled $16,484, $15,686 and $14,793 for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company was not required to submit a non-insurance subsidiary, controlled and affiliated entities (non-insurance SCA) filing with the NAIC in 2020 related to December 31, 2019.

The Company submitted its non-insurance SCA filing with the NAIC in 2019 related to December 31, 2018 on August 13, 2019, in which resubmission of the filing was not required. Additional information regarding this filing is as follows:

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Non-admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method Resubmission Required Y/N
Ameritas Investment Corp.	100.00%	$15,844	$15,844	$—	S2	August 13, 2019	$15,844	Y	N
Calvert Investments, Inc.	100.00%	19,476	—	19,476	S2	August 13, 2019	—	Y	N
Aggregate total	XXX	$35,320	$15,844	$19,476	XXX	XXX	$15,844	XXX	XXX
* S1 - Sub-1, S2 - Sub 2 or RDF - Resubmission of Disallowed Filing

The Company owns Ameritas-NY for which the audited statutory equity reflects a departure from the NAIC SAP due to state of domicile prescribed practice. This amount was immaterial for 2020 and 2019.

The Company did not have any SCAs or investments in joint ventures, partnerships or limited liability companies that exceed 10% of the Company's total admitted assets in which the Company's share of losses exceeded the investment in the SCA or investment in joint venture, partnership or limited liability company as of December 31, 2020 and 2019.

NOTE 6 - EMPLOYEE BENEFITS

The Company has unfunded, non-qualified pension plans (the NQ Plans) where the Company makes payments under certain voluntary arrangements for retirement benefits, which are not provided for under the AHC sponsored defined benefit pension plan.

NOTE 6 - EMPLOYEE BENEFITS, (continued)

The Company has deferred compensation plans covering the Board of Directors, certain management employees and agents. The Company's method of accounting for these plans is the accrual method and the assets for some of these deferred compensation plans are held in a Rabbi Trust.

The measurement date for the Company’s NQ Plans was December 31. A summary of the obligations and assumptions are as follows:

	Underfunded Pension Benefits
	2020	2019	2018
Benefit obligation at beginning of year	$46,603	$44,448	$47,830
Service cost	38	209	398
Interest cost	1,437	1,813	1,634
Actuarial gain (loss)	4,781	3,742	(1,792)
Benefits paid	(4,734)	(3,609)	(3,622)
Business combinations, divestitures, curtailments,
settlements and special termination benefits	1,177	—	—
Benefit obligation at end of year	$49,302	$46,603	$44,448

	Pension Benefits
	2020	2019	2018
Fair value of plan assets at beginning of year	$—	$—	$—
Reporting entity contribution	4,734	3,609	3,622
Benefits paid	(4,734)	(3,609)	(3,622)
Fair value of plan assets at end of year	$—	$—	$—

	Pension Benefits
	2020	2019	2018
Components:
Accrued benefit costs	$44,372	$41,946	$30,686
Liability for pension benefits	4,930	4,657	13,762
Assets and liabilities recognized:
Liabilities recognized	49,302	46,603	44,448
Unrecognized liabilities	4,930	4,657	13,762

The components of net periodic benefit cost are as follows:

	Pension Benefits
	2020	2019	2018
Service cost	$38	$209	$398
Interest cost	1,437	1,813	1,634
Amount of recognized losses	4,625	2,019	1,452
Total net periodic benefit cost	$6,100	$4,041	$3,484

NOTE 6 - EMPLOYEE BENEFITS, (continued)

Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits
	2020	2019	2018
Items not yet recognized as a component of net periodic cost - prior year	$4,657	$13,762	$17,006
Net gain (loss) arising during the period	4,781	3,742	(1,792)
Net loss recognized	(4,508)	(2,019)	(1,452)
Cumulative change in amortization method applied[1]	—	(10,828)	—
Items not yet recognized as a component of net
periodic cost - current year	$4,930	$4,657	$13,762
1Effective January 1, 2019, the Company elected to change its method for amortizing the actuarial gains and losses to the minimum corridor method. This changed the unrecognized actuarial gains and losses to recognize all gains and losses outside of the 10% corridor cumulative upon the election date. All amounts remain components of unassigned surplus under either method of amortization.

The amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost are as follows:

	Pension Benefits
	2020	2019	2018
Net recognized gains	$4,930	$4,657	$13,762

The weighted-average assumptions are as follows:

	Pension Benefits
	2020	2019	2018
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31:
Weighted average discount rate	3.14%	4.23%	3.53%
Rate of compensation increase	1.77%	4.47%	4.44%

Weighted-average assumptions used to determine projected
benefit obligation as of December 31:
Weighted average discount rate	2.98%	3.14%	4.23%
Rate of compensation increase	1.79%	1.77%	4.47%

Future expected pension benefit payments are as follows:

Year	Amount
2021	$4,759
2022	$4,667
2023	$4,231
2024	$3,790
2025	$3,680
2026-2030	$16,733

NOTE 6 - EMPLOYEE BENEFITS, (continued)

The accumulated pension benefit obligation for the NQ plans is as follows:

	December 31
	2020	2019
Accumulated benefit obligation	$49,287	$46,582

Projected benefit obligation (PBO)	$49,302	$46,603
Funded status (PBO - Plan assets)	$49,302	$46,603

Unrecognized items:
Unrecognized losses, net of tax	$3,895	$3,679
Total unrecognized items, net of tax	$3,895	$3,679

The Company participates in the Ameritas Pension Plan (the Plan), of which AHC is the plan sponsor. The Company recognized expenses equal to its proportionate share of Plan funding for the years ended December 31, 2020, 2019 and 2018 totaling $0, $0 and $19,789, respectively.

Total net periodic benefit cost for the Plan was recorded in general insurance expenses in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2020, 2019 and 2018.

The Company's employees and agents participate in defined contribution plans sponsored by AHC that cover substantially all full-time employees and agents. In addition, certain of the Company’s employees participate in an unfunded, non-qualified defined contribution plan sponsored by AHC. Company matching contributions under the defined contribution plans range from 0.5% to 3.0% of the participant’s compensation. In addition, for eligible employees who are not Plan participants, the Company makes a contribution of 6.0% of the participant's compensation for those employees hired prior to January 1, 2006 and 5.0% of the participant's compensation for those hired after January 1, 2006. Contributions by the Company to the employee and agents defined contribution plans were $14,717, $12,791 and $12,019 in 2020, 2019 and 2018, respectively.

Additionally, the Company participates in a postretirement benefit plan sponsored by AHC. The expense for the postretirement benefit plan was entirely paid by AHC. The Company will be allocated these costs based primarily on employee counts for its participation in two Voluntary Employee’s Beneficiary Associations (VEBAs) for the postretirement medical and life insurance benefits.

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS

The Company is subject to regulation by the Department, which restricts the advancement of funds to parent and affiliated companies as well as the amount of dividends that may be paid without prior approval. Dividend payments to the stockholder by the Company, when aggregated with all other dividends in the preceding 12 months, cannot exceed the greater of 10% of surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Department. Based on this limitation, the Company would be able to pay $174,819 in dividends in 2021, without prior approval. The Company did not pay ordinary dividends to AHC, its parent, in 2020, 2019 and 2018.

Unassigned surplus represents the undistributed and unappropriated amount of surplus at the statement date. The cumulative effect related to the portion of unassigned surplus represented or reduced by each of the following items as of December 31:

	2020	2019	2018
Unrealized capital gains (losses), net of taxes	$23,160	$16,327	$(57,234)
Non-admitted asset values	(133,978)	(138,241)	(160,667)
Asset valuation reserve	(251,837)	(214,022)	(154,620)

NOTE 7 - DIVIDEND RESTRICTIONS AND SURPLUS, (continued)

On November 1, 1996, the Company issued $50,000 of 8.20% Surplus Notes (Notes). The Notes mature on November 1, 2026 and may not be redeemed prior to maturity. The Notes are unsecured and subordinated to all present and future policy claims, prior claims and senior indebtedness. These Notes were underwritten by Merrill Lynch & Co. with the trustee as Bank of New York. Subject to prior written approval of the Department, these Notes will pay interest semi-annually on May 1 and November 1. In accordance with Department regulations, interest cannot be accrued until written approval has been received. Interest totaling $4,100 was paid in 2020, 2019 and 2018 and included as reduction to net investment income on the Summary of Operations and Changes in Capital and Surplus – Statutory Basis. The carrying amount of the Notes totaling $49,949 and $49,941 at December 31, 2020 and 2019, respectively, (face value of $50,000 less unamortized discount of $51 and $59 in 2020 and 2019, respectively) was recorded in capital and surplus on the Balance Sheets – Statutory Basis. There is no unapproved interest and principal. The life-to-date interest expense recognized on the Notes as of December 31, 2020 is $98,366. There has been not been any principal paid during the life of the Notes as of December 31, 2020. The interest offset percentage is 100%. The Notes holder, the asset issuer and the liquidity source are not related parties. The Notes are not contractually linked and the Notes payments are not subject to administrative offsetting provisions. Cash of $50,000 was received upon issuance and was not used to purchase an asset directly from the holder of the surplus note.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

At December 31, 2020 and 2019, respectively, the Company had outstanding agreements to fund mortgages totaling $114,711 and $108,087. In addition at December 31, 2020 and 2019, respectively, the Company has committed to invest $272,249 and $278,357 in equity-type limited partnerships in subsequent years. These transactions are in the normal course of operations and are not reflected in the accompanying statutory basis financial statements. The Company’s exposure to credit loss is represented by the contractual notional amount of these instruments. The Company uses the same credit policies and collateral requirements in making commitments and conditional obligations as it does for on-balance sheet instruments.

At December 31, 2020 and 2019, the Company had FHLB lines of credit available up to $307,377 and $253,093, respectively, if an immediate liquidity need would arise. The Company had no outstanding balance as of December 31, 2020 and 2019 related to these lines of credit.

Affordable Care Act (ACA) Assessments
H.R. 1685 (Public Law No. 116-94), signed into law on December 20, 2019, repealed the Health Insurance Providers fee for calendar years beginning after December 31, 2020. H.R. 195 (Public Law No. 115-120) was signed into law on January 22, 2018 and imposes a moratorium on the Health Insurance Providers fee for 2019 by amending the effective date of the Affordable Care Act (ACA) Section 9010(j).

The annual fee under ACA is allocated to individual health insurers based on the ratio of the amount of the entity's net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. Prior to 2020, a health insurance entity's portion of the annual fee became payable once the entity provided health insurance for any U.S. health risk for each calendar year beginning on or after January 1, of the year the fee is due.

Reporting the ACA assessment as of December 31, 2020 and 2019 would not have triggered a RBC action level.

	2020	2019
ACA fee assessment payable for the upcoming year	$—	$14,715
ACA fee assessment paid	14,556	—
Premium written subject to ACA 9010 assessment	—	796,674
Total Adjusted Capital before surplus adjustment	2,048,611	1,927,692
Total Adjusted Capital after surplus adjustment	2,048,611	1,912,977
Authorized Control Level	190,909	170,875

NOTE 8 - COMMITMENTS AND CONTINGENCIES, (continued)

Guaranty Funds Assessments
As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. For 2020, 2019 and 2018 the charge to operations related to these assessments was not significant. The estimated liability for future guaranty fund assessments of $4,034 and $4,408 at December 31, 2020 and 2019, respectively, was based on data provided by the National Organization of Life & Health Guaranty Associations and is included in other liabilities in the Balance Sheets - Statutory Basis. At December 31, 2020 and 2019, the Company had a related receivable of $3,013 and $3,327, respectively, for amounts recoverable against premium taxes which is included in other admitted assets in the Balance Sheets - Statutory Basis. The periods over which the guaranty funds assessments are expected to be paid are unknown at this time. Premium tax offsets are realized over the period allowed by each state once the guaranty fund assessment has been paid.

Reconciliation of assets recognized from paid and accrued premium tax offsets and policy surcharges which are included in other admitted assets on the Balance Sheets – Statutory Basis as of December 31, 2020 and 2019 are as follows:

	2020	2019
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of prior year end	$7,316	$8,186
Decreases during the year
Premium tax offset applied	(1,133)	(1,106)
Charge off of estimated premium tax offset	(320)	(207)
	(1,453)	(1,313)
Increases during the year
Assessments paid	457	443
	457	443
Assets recognized from paid and accrued premium tax offsets and policy surcharges as of current year end	$6,320	$7,316

The liabilities, contingencies and assessments for long-term care insolvencies related guaranty funds liabilities and assets as of December 31, 2020 and 2019 are summarized below. The discount rate applied for both years is 3.5%.

	December 31, 2020
	Guaranty Fund Assessment		Related Assets
Name of the Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty/ANIC	$7,175	$2,487	$5,112	$1,578

	December 31, 2020
	Payables			Recoverables
Name of the Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Penn Treaty/ANIC	50	1-70	37	44	1-20	6

NOTE 8 - COMMITMENTS AND CONTINGENCIES, (continued)

	December 31, 2019
	Guaranty Fund Assessment		Related Assets
Name of the Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Penn Treaty/ANIC	$7,651	$2,846	$5,476	$1,846

	December 31, 2019
	Payables			Recoverables
Name of the Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Penn Treaty/ANIC	50	1-70	37	44	1-20	6

Litigation and Regulatory Examination
From time to time, the Company is subject to litigation and regulatory examination in the normal course of business. Management does not believe that the Company is party to any such pending litigation or examination which would have a material adverse effect on its financial condition or results of its operations.

There were no claims (per claim or claimant) where amounts paid to settle were related to extra contractual obligations or bad faith claims resulting from lawsuits during 2020 and 2019.

Uncollectibility of Assets
The Company had admitted assets of $11,317 and $14,393 at December 31, 2020 and 2019, respectively, in accounts receivable for uninsured plans included in other admitted assets on the Balance Sheets – Statutory Basis. The Company routinely assesses the collectibility of these receivables. Based upon Company experience, less than 1% of the balance may become uncollectible and the potential loss is not material to the Company’s financial condition.

NOTE 9 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS

ASO Plans
The loss from operations from administrative services only (ASO) uninsured plans, which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis, is as follows for the years ended December 31:

	2020	2019	2018
Net reimbursement for administrative expenses (including administrative fees) in excess of actual expenses	$(1,393)	$(2,979)	$(3,785)
Net loss from operations	$(1,393)	$(2,979)	$(3,785)

Total claim payment volume	$152,945	$193,120	$186,092

Under NAIC SAP, claim payments related to ASO uninsured plans are excluded from the Summary of Operations and Changes in Capital and Surplus – Statutory Basis.

NOTE 9 – GAIN OR LOSS TO THE REPORTING ENTITY FROM UNINSURED ACCIDENT AND HEALTH PLANS, (continued)

ASC Plans
The gain from operations from administrative services contract (ASC) uninsured plans which is reported within general insurance expenses in the Summary of Operations and Changes in Capital and Surplus – Statutory Basis is as follows for the years ended December 31:

	2020	2019	2018
Gross reimbursement for medical cost incurred	$28,226	$27,605	$26,495
Other income or expenses (including interest paid to or received from plans)	7,462	7,388	2,855
Gross expenses incurred (claims and administrative)	24,297	23,507	23,920
Net gain from operations	$11,391	$11,486	$5,430

NOTE 10 - LEASES

The Company leases office space under operating lease agreements that expire at various dates through 2031. Certain rental commitments have renewal options extending through the year 2031. Some of these leases include escalation clauses, which vary with levels of operating expense. Rental expense under these leases totaled $4,737, $4,396 and $4,581 in 2020, 2019 and 2018, respectively. The Company has subleased a portion of office space and received sublease income recorded as an offset to general insurance expenses in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis of $621, $585, and $563 in 2020, 2019 and 2018, respectively.

Future minimum lease payments under noncancellable operating leases consisted of the following at December 31, 2020:

Calendar Year	Amount
2021	$2,448
2022	2,057
2023	1,338
2024	866
2025 and thereafter	1,565
Total	$8,274

NOTE 11 - MANAGING GENERAL AGENTS AND THIRD-PARTY ADMINISTRATORS

The Company has a third-party administrator, DXC Technology Company (DXC) for which direct premiums written exceed 5% of total capital and surplus. DXC writes ordinary life and individual annuity business and does not have an exclusive contract. DXC has been granted the authority for claims payment, claims adjustment, reinsurance ceding, binding authority, premium collection and underwriting. The total amount of direct premiums written by DXC was $271,184, $248,018 and $187,308 for the years ended December 31, 2020, 2019 and 2018, respectively. For the years ended December 31, 2020 and 2019, the Company has a third-party administrator, Association Member Benefit Advisors Ltd (AMBA), which wrote group accident and health business, does not have an exclusive contract, and has been granted the authority for binding authority, premium collection and underwriting, for which direct premiums exceeded 5% of total capital and surplus. The total amount of direct premiums written by AMBA was $96,425 and $88,252 for the years ended December 31, 2020 and 2019, respectively. The Company had various other third party administrators and managing general agents during these periods, however their direct premiums written did not exceed 5% of total capital and surplus. The total amount of direct premiums written by third-party administrators was $518,344, $491,627 and $421,860 for the years ended December 31, 2020, 2019 and 2018, respectively.

NOTE 12 - OTHER ITEMS

Securities on Deposit
Included in the Company's deposits with government agencies are bonds with a book/adjusted carrying value of $118,126 and $120,495 and cash of $7,168 and $4,559 at December 31, 2020 and 2019, respectively, in a Regulation 109 deposit account with the State of New York as a result of its delicensure in the state as of September 30, 2013.

NOTE 13 - SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2020 and through March 29, 2021, the date the financial statements were available to be issued.

NOTE 14 - REINSURANCE

In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large or hazardous risks. These reinsured risks are treated in the financial statements as risks for which the Company is not liable. Accordingly, policy liabilities and accruals, including incurred but not reported claims, are reported in the financial statements net of reinsurance assumed and ceded. A contingent liability exists with respect to the amount of such reinsurance in the event that the reinsuring companies are unable to meet their obligations. The Company has exposure to one reinsurer that is under an order of rehabilitation where a loss is likely for ceded business. The Company recorded an impairment of $16,664 and $0 at December 31, 2020 and 2019, respectively with a charge to the Summary of Operations and Changes in Capital and Surplus - Statutory Basis due to our analysis of collectability. Reinsurance of risk does not discharge the primary liability of the Company, the Company remains contingently liable with respect to any reinsurance ceded, and this contingency would become an actual liability in the event that the assuming company becomes unable to meet its obligation under the reinsurance treaty.

The Company conducts reinsurance business with Ameritas-NY and other non-affiliated companies. No policies issued by the Company have been reinsured with a foreign company, which is controlled either directly or indirectly, by a party not primarily engaged in the business of insurance.

Reinsurance premium transactions with affiliated and non-affiliated companies are summarized as follows:

	Years Ended December 31
	2020	2019	2018
Assumed[1]	$109,062	$110,358	$101,866
Ceded	(252,021)	(253,164)	(211,135)
Reinsurance premiums, net	$(142,959)	$(142,806)	$(109,269)
¹ Includes modco reinsurance premiums of $0, $7,041 and $8,357 in 2020, 2019 and 2018, respectively.

The reinsurance premiums, net are included in the premium income, net in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis.

The Company did not have any affiliated transactions through reinsurance operations for premium income, commission expense allowances, benefits to policyholders and reserves for life, accident and health policies that were more than half of 1% of the Company's admitted assets for the years ended December 31, 2020, 2019 and 2018.

Effective October 1, 2019, the Company entered into a combination coinsurance/quota share funds withheld reinsurance agreement of an individual indexed annuity block and guaranteed living withdrawal benefit riders on an individual indexed annuity block with a third party.  Under the agreement, the Company ceded $40,879 of reserves to the third party.  This agreement included an in-force block of business, which was accounted for in accordance with NAIC SAP, and that required any increase in surplus, net of federal income taxes of $4,318, on in-force business issued prior to the effective date of the agreement to be identified separately and included as a direct item to surplus by the ceding company.  As a result of this agreement there was $36,561 recorded in change in surplus as a result of reinsurance, net of taxes, in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at December 31, 2019. Amortization of $3,643 and $911, which is based on the growth of the funds withheld liability, was recorded in change in surplus as a result of reinsurance, net of taxes, in the Summary of Operations and Changes in Capital and Surplus - Statutory Basis at December 31, 2020 and 2019, respectively.

NOTE 14 - REINSURANCE, (continued)

The Company entered a coinsurance/modified coinsurance transaction (the Transaction) of a group annuity block with a third party, which was effective on September 1, 2016. The Transaction provided for subsequent Assumption reinsurance when all regulatory and/or contract holder or participant approvals were received by the Company. Approvals were received on contracts in force during 2018 and 2019 whereby the Assumption reinsurance was completed on the block. No further Assumption reinsurance activities are required and the reinsurance agreements are terminated due to completion. Additionally, on November 30, 2018, all New York contracts were recaptured by the third party from the Company and concurrently assumed by the Company’s 100% owned New York domiciled company, Ameritas-NY.

The following is a summary of the impacts for the Assumption reinsurance and recapture as of and for the years ending December 31, 2019 and 2018 :

	2019	2018
Cash, cash equivalents and short-term investments - recapture	$—	$(16,341)
Separate account assets - assumption	107,764	2,177,485
Total Admitted Assets	$107,764	$2,161,144

Reserves for life contracts, accident and health policies - recapture	$—	$(14,588)
Deposit-type funds - recapture	—	(1,753)
Separate account liabilities - assumption	107,764	2,177,485
Total Liabilities	$107,764	$2,161,144

Premium income, net - recapture	$—	$(14,588)
Change in reserves for life, accident and health policies - recapture	—	14,588
Gain (Loss) from Operations before Federal Income Tax Expense (Benefit)	$—	$—

The Company entered into two coinsurance agreements of participating life blocks with a third party (Coinsurance Treaties) effective on December 1, 2015. As of December 31, 2020 and 2019, invested assets of $1,129,363 and $1,149,502, respectively, were held in trust to support the obligations reinsured under the Coinsurance Treaties. The amounts held in trust are to be used solely to fund obligations incurred under the Coinsurance Treaties and represent 4.4% and 4.8% of the Company’s admitted assets at December 31, 2020 and 2019, respectively.

NOTE 15 - CHANGES IN UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The change in the liability for unpaid accident and health claims and claim adjustment expenses, which is reported in reserves for unpaid claims and reserves for life, accident and health policies in the Balance Sheets – Statutory Basis, is summarized as follows:

	2020	2019	2018
Total reserve for unpaid claims at January 1	$284,339	$278,529	$272,472
Less reinsurance assumed	(17,354)	(17,238)	(17,455)
Plus reinsurance ceded	151,501	147,259	137,198
Direct balance	418,486	408,550	392,215

Incurred related to:
Current year	618,972	611,690	581,727
Prior year	13,035	1,803	(1,233)
Total incurred	632,007	613,493	580,494

Paid related to:
Current year	495,754	520,536	487,961
Prior year	83,334	83,021	76,198
Total paid	579,088	603,557	564,159

Direct balance	471,405	418,486	408,550
Plus reinsurance assumed	18,267	17,354	17,238
Less reinsurance ceded	(172,907)	(151,501)	(147,259)
Total reserve for unpaid claims at December 31	$316,765	$284,339	$278,529

As a result of unfavorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses increased by $13,035 and $1,803 for the years ended December 31, 2020 and 2019, respectively. As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $1,233 for the year ended December 31, 2018. There were no significant changes in methodologies and assumptions used in calculating the liability for unpaid losses and loss adjustment expenses for the year ended December 31, 2020.

The Company paid assumed reinsurance claims of $67,813, $74,081 and $71,930 and incurred assumed reinsurance claims of $68,726, $74,197 and $71,713 for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company paid ceded reinsurance claims of $24,203, $21,608 and $19,017, and incurred ceded reinsurance claims of $45,609, $25,850 and $29,078 for the years ended December 31, 2020, 2019 and 2018, respectively.

Anticipated salvage and subrogation are not included in the Company’s determination of the liability for unpaid claims/losses.

NOTE 16 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES

The Company waives deduction of deferred fractional premiums due upon death of the insured and returns any portion of the final premium beyond the date of death on traditional business. Surrender values are not provided in excess of legally computed reserves.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Reserves for substandard policies are included in the reserves for life, accident and health policies as reflected on the Balance Sheets – Statutory Basis. The corresponding reserves held on such policies are calculated using the same interest rate as standard policies, but employ mortality rates which are multiples of standard mortality.

NOTE 16 - RESERVES FOR LIFE, ACCIDENT AND HEALTH POLICIES, (continued)

As of December 31, 2020 and 2019, respectively, the Company had $4,437,411 and $12,581,202 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Department. Reserves to cover the above insurance totaled $31,786 and $64,218 at December 31, 2020 and 2019, respectively.

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity reserves and deposit-type funds at December 31 are as follows:

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender
charge of 5% or more	1,360,160	—	—	1,360,160	21.5%
At fair value	—	—	2,615,241	2,615,241	41.3%
Total with adjustment or at fair value	1,360,160	—	2,615,241	3,975,401	62.8%
At book value without adjustment
(minimal or no charge)	1,974,097	—	—	1,974,097	31.2%
Not subject to discretionary withdrawal	379,297	—	—	379,297	6.0%
Total gross	3,713,554	—	2,615,241	6,328,795	100.0%
Reinsurance ceded	205,195	—	—	205,195
Total individual annuity reserves	$3,508,359	$—	$2,615,241	$6,123,600
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$199,787	$—	$—	$199,787

Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$1,060,077	$—	$—	$1,060,077	13.3%
At book value less current surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	6,733,259	6,733,259	84.5%
Total with adjustment or at fair value	1,060,077	—	6,733,259	7,793,336	97.8%
At book value without adjustment
(minimal or no charge)	136,360	—	—	136,360	1.7%
Not subject to discretionary withdrawal	40,970	—	—	40,970	0.5%
Total gross	1,237,407	—	6,733,259	7,970,666	100.0%
Reinsurance ceded	11,189	—	—	11,189
Total group annuity reserves	$1,226,218	$—	$6,733,259	$7,959,477
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$—	$—	$—	$—

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2020
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$222,931	$—	$—	$222,931	13.7%
At book value less current surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	626,595	626,595	38.5%
Total with adjustment or at fair value	222,931	—	626,595	849,526	52.2%
At book value without adjustment
(minimal or no charge)	260,689	—	—	260,689	16.0%
Not subject to discretionary withdrawal	517,086	—	—	517,086	31.8%
Total gross	1,000,706	—	626,595	1,627,301	100.0%
Reinsurance ceded	437	—	—	437
Total deposit-type funds	$1,000,269	$—	$626,595	$1,626,864
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$—	$—	$—	$—
Total annuity reserves and deposit-type funds	$5,734,846	$—	$9,975,095	$15,709,941

	2019
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Individual Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender
charge of 5% or more	1,144,600	—	—	1,144,600	20.1%
At fair value	—	—	2,521,904	2,521,904	44.3%
Total with adjustment or at fair value	1,144,600	—	2,521,904	3,666,504	64.4%
At book value without adjustment
(minimal or no charge)	1,810,124	—	—	1,810,124	31.8%
Not subject to discretionary withdrawal	214,034	—	—	214,034	3.8%
Total gross	3,168,758	—	2,521,904	5,690,662	100.0%
Reinsurance ceded	77,250	—	—	77,250
Total individual annuity reserves	$3,091,508	$—	$2,521,904	$5,613,412
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$245,976	$—	$—	$245,976

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

	2019
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total
Group Annuities:
Subject to discretionary withdrawal:
With fair value adjustment	$1,001,779	$—	$—	$1,001,779	13.6%
At book value less current surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	6,184,657	6,184,657	83.9%
Total with adjustment or at fair value	1,001,779	—	6,184,657	7,186,436	97.5%
At book value without adjustment
(minimal or no charge)	138,978	—	—	138,978	1.9%
Not subject to discretionary withdrawal	45,333	—	—	45,333	0.6%
Total gross	1,186,090	—	6,184,657	7,370,747	100.0%
Reinsurance ceded	12,853	—	—	12,853
Total group annuity reserves	$1,173,237	$—	$6,184,657	$7,357,894
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$—	$—	$—	$—

Deposit-type Funds (no life contingencies):
Subject to discretionary withdrawal:
With fair value adjustment	$188,861	$—	$—	$188,861	11.3%
At book value less current surrender
charge of 5% or more	—	—	—	—	—%
At fair value	—	—	700,889	700,889	41.8%
Total with adjustment or at fair value	188,861	—	700,889	889,750	53.1%
At book value without adjustment
(minimal or no charge)	268,586	—	—	268,586	16.0%
Not subject to discretionary withdrawal	518,301	—	—	518,301	30.9%
Total gross	975,748	—	700,889	1,676,637	100.0%
Reinsurance ceded	460	—	—	460
Total deposit-type funds	$975,288	$—	$700,889	$1,676,177
Amount included in at book value less current surrender charge of 5% or more that will move to at book value without adjustment (minimal or no charge adjustment) for the first time within the year after the statement date:	$—	$—	$—	$—
Total annuity reserves and deposit-type funds	$5,240,033	$—	$9,407,450	$14,647,483

NOTE 17 - ANALYSIS OF ANNUITY RESERVES AND DEPOSIT-TYPE FUNDS BY WITHDRAWAL CHARACTERISTICS, (continued)

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile annuity reserves and deposit-type funds to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2020	2019
Life and Accident and Health Annual Statement:
Exhibit 5, Annuities Section, Total (net)	$4,713,646	$4,243,434
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	20,931	21,311
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	1,000,269	975,288
	5,734,846	5,240,033
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	9,348,500	8,706,561
Exhibit 4, Line 9, Column 1	626,595	700,889
Total	$15,709,941	$14,647,483

NOTE 18 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of life insurance account value, cash value and reserves as of December 31 are as follows:

	2020
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$1,136,735	$1,135,633	$1,142,426	$—	$—	$—
Universal life with secondary guarantees	754,756	616,907	1,167,324	—	—	—
Indexed universal life	13,490	13,467	13,521	—	—	—
Indexed universal life with secondary guarantees	704,520	562,964	624,670	—	—	—
Other permanent cash value life insurance	—	1,448,972	2,626,565	—	—	—
Variable universal life	145,147	1,176,326	154,228	1,043,274	—	1,036,937
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	527,047	XXX	XXX	—
Accidental death benefits	XXX	XXX	337	XXX	XXX	—
Disability - active lives	XXX	XXX	27,990	XXX	XXX	—
Disability - disabled lives	XXX	XXX	25,146	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	32,424	XXX	XXX	—
Total gross	2,754,648	4,954,269	6,341,678	1,043,274	—	1,036,937
Reinsurance ceded	—	—	635,302	—	—	—
Total life reserves	$2,754,648	$4,954,269	$5,706,376	$1,043,274	$—	$1,036,937

NOTE 18 - ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS, (continued)

	2019
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$1,100,281	$1,099,193	$1,106,038	$—	$—	$—
Universal life with secondary guarantees	742,275	598,099	1,121,320	—	—	—
Indexed universal life	13,512	13,453	13,504	—	—	—
Indexed universal life with secondary guarantees	571,233	450,777	498,948	—	—	—
Other permanent cash value life insurance	—	1,411,796	2,628,107	—	—	—
Variable universal life	224,051	1,136,627	233,464	924,586	—	918,816
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	516,498	XXX	XXX	—
Accidental death benefits	XXX	XXX	356	XXX	XXX	—
Disability - active lives	XXX	XXX	26,362	XXX	XXX	—
Disability - disabled lives	XXX	XXX	25,013	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	64,928	XXX	XXX	—
Total gross	2,651,352	4,709,945	6,234,538	924,586	—	918,816
Reinsurance ceded	—	—	655,788	—	—	—
Total life reserves	$2,651,352	$4,709,945	$5,578,750	$924,586	$—	$918,816

The following information is obtained from the applicable Exhibit in the Company’s December 31 Annual Statements and related Separate Accounts Annual Statements, both of which are filed with the Department, and is provided to reconcile life reserves to amounts reported in the Balance Sheets – Statutory Basis as of December 31:

	2020	2019
Life and Accident and Health Annual Statement:
Exhibit 5, Life Insurance Section, Total (net)	$5,648,860	$5,512,743
Exhibit 5, Accidental Death Benefits Section, Total (net)	319	337
Exhibit 5, Disability - Active Lives Section, Total (net)	12,254	11,260
Exhibit 5, Disability - Disabled Lives Section, Total (net)	17,200	16,761
Exhibit 5, Miscellaneous Reserves Section, Total (net)	27,743	37,649
	5,706,376	5,578,750
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	1,036,937	918,816
	1,036,937	918,816
Total	$6,743,313	$6,497,566

NOTE 19 - PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

	2020		2019
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary new business	$2,960	$435	$7,531	$3,134
Ordinary renewal	46,963	62,754	41,749	54,266
Group life	1	1	1	1
Total	$49,924	$63,190	$49,281	$57,401

NOTE 20 - SEPARATE ACCOUNTS

Separate accounts held by the Company offer no investment experience guarantees and relate to individual variable life and annuity policies, group annuity contracts and group funding agreements of a nonguaranteed return nature, as approved by the state of domicile pursuant to the Company’s certificate of authority. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The assets and liabilities of the account are legally separated or insulated from other Company assets and liabilities. The assets of the separate account are carried at NAV.

Variable life and annuities provide an incidental death benefit of the greater of account value or premium paid. The Company offers a policy with a step up minimum guaranteed death benefit option and a guaranteed lifetime withdrawal benefit. The minimum guaranteed death benefit reserve and the guaranteed lifetime withdrawal benefit reserve is held in reserves for life, accident and health policies line of the Balance Sheets – Statutory Basis.

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2020, the Company reported assets and liabilities from variable universal life, variable annuities, funding agreements and group annuities product lines in a separate account.

In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated from the general account.

As of December 31, 2020 and 2019 the Company’s Separate Account Statements included legally insulated assets of $11,041,001 and $10,359,432, respectively.

The Company does not engage in securities lending transactions within the separate account.

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	2020	2019	2018
For the year ended December 31:
Premiums, considerations or deposits	$1,083,406	$1,199,605	$1,000,230
At December 31:
Reserves by valuation basis
For accounts with assets at:
Fair value	$11,012,032	$10,326,266

Reserves subject to discretionary withdrawal:
At fair value	$11,012,032	$10,326,266
Total included in Separate account liabilities in the
Balance Sheets – Statutory Basis	$11,012,032	$10,326,266

Following is a reconciliation of net transfers to (from) separate accounts at December 31:

	2020	2019	2018
Transfers as reported in the Statements of Income and
Changes in Surplus of the Separate Accounts Statement:
Transfers to the separate accounts[1]	$1,021,476	$1,216,392	$3,160,360
Transfers from the separate accounts	(1,620,718)	(1,366,268)	(1,106,094)
Net transfers to (from) the separate accounts	(599,242)	(149,876)	2,054,266
Reconciling adjustments:
Other	—	5	—
Assumption reinsurance	—	(70,910)	(1,337,470)
Deposit-type contracts assumption reinsurance	—	(36,854)	(840,015)
Net transfers from the separate accounts in the Summary of Operations and
Changes in Capital and Surplus – Statutory Basis of the Company	$(599,242)	$(257,635)	$(123,219)
1Includes assumption reinsurance transfers to the separate accounts of $0, $107,764, $2,177,485 in 2020, 2019 and 2018, respectively.

NOTE 21 - RECONCILING ITEMS TO ANNUAL STATEMENT

At December 31, 2020 the Company recorded charges for impairments related to a ceded reinsurer under rehabilitation. Certain reclassifications have been made to these financial statements from those filed with the Nebraska Department of Insurance and the audited financial statements as follows. There was no impact on Total Liabilities, Total Expenses or Surplus as filed.

	As Filed	Reclassification Adjustment	Audited Financial Statements
Reserves for life, accident and health policies	$10,833,511	$15,718	$10,849,229
Other liabilities	499,840	(15,718)	484,122

Change in reserves for life, accident and health policies	632,203	15,718	647,921
General insurance expenses	429,953	(15,718)	414,235